Exhibit 10.1

ASSET PURCHASE AGREEMENT ENTERED INTO BY AND BETWEEN, oculus innovative Sciences, inc., represented By mr. JIM SCHUTZ, hereinafter referred TO AS “ois”, oculus technologies of mexico, S.A. de C.V., represented by mr. EVERARDO GARIBAY RAMÍREZ, hereinafter referred to as “otm”, and collectively with OIS referred to as the “sellers”, and INVEKRA, S.A.P.I. DE C.V., represented By mr. RICARDO GUILLERMO AMTMANN AGUILAR, hereinafter referred TO as “buyer” (all PARTIES referred JOINTLY HEREINBELOW as THE "partIEs”), IN ACCORDANCE with the FOLLOWING background, WHEREAS and clauses:

BACKGROUND

a)	On August 8, 2012, Sellers and More Pharma Corporation, S. de R.L. de C.V. (“More Pharma”) entered into a “Licence, Exclusive Distribution and Supply Agreement” (hereinafter, together with any amendments thereto, the “First License Agreement”) whereby Sellers (i) granted an exclusive license in favour of More Pharma of all the proprietary rights with respect to certain products deploying the Technology (as such term is defined herein below), including trademarks and patents associated thereto; and (ii) granted to More Pharma the exclusive right to promote, market, import, offer for sale, sell and/or distribute certain products (as defined therein) in Mexico as well as the uninterrupted and continuous supply of them.

b)	On August 8, 2012, Sellers and More Pharma entered into an “Exclusive Distribution and Supply Agreement” (hereinafter, together with any amendments thereto, the “Second License Agreement”) for the exclusive right to distribute the products referred to in the preceding paragraph and obtain the authorization to register the trademarks and marketing authorizations in certain territories in addition to Mexico.

c)	On August 15, 2012, OTM and More Pharma entered into a health registrations “Assignment Agreement” related to the First License Agreement, pursuant to which More Pharma became the owner of the health registrations related to the products referred to in paragraph a) above; and the parties thereto agreed that in case of any breach of obligations of such agreement by More Pharma, OTM would perform all the necessary steps to recover the ownership of the health registrations subject matter of this assignment agreement. To this end, More Pharma and OTM entered into an “Acquisition Option Agreement” and More Pharma granted an irrevocable power of attorney to OTM in order to allow OTM to recover said health registrations.

d)	On September 26, 2012, Sellers and More Pharma entered into an “Amendment Agreement to the Second License Agreement” in order to include Panama and Costa Rica within the territories comprehended under the Second License Agreement.

e)	On September 26, 2012, Mr. Everardo Garibay Ramírez, OTM and More Pharma entered into a stock pledge agreement (the “Stock Pledge Agreement”) under which the 100% of stock of the company Oculus MPW, S.A. de C.V. was granted in pledge in favour of More Pharma in order to secure the uninterrupted manufacture and supply of the Products and the distribution rights in the terms and conditions as described in the First License Agreement.

f)	On May 21, 2015, Sellers and More Pharma entered into an “Amendment to the First License Agreement” in order to modify the schedule A, section A regarding the transfer price for all sales in Mexico.

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g)	On October 1, 2015, Sellers and Grimann, S.A. de C.V. (an Affiliate of Buyer) (“Grimann”) entered into an exclusive distribution and supply agreement (hereinafter, together with any amendments thereto, the “Sanix Distribution Agreement”) for the exclusive right to distribute products with the same specifications of the products referred to in paragraph a) but for veterinary purposes, under the Buyer’s Trademark SANIX-AH, and obtain the authorization to register marketing authorizations in the following territories: Mexico, Colombia, Costa Rica, Dominican Republic, Cuba, El Salvador, Guatemala, Honduras, Nicaragua, Panama and Argentina with first right of refusal to expand said territories.

h)	On April 12, 2016, OIS, OTM and Grimann entered into a “First Amendment to the Sanix Distribution Agreement” in order to include two new presentations of the products modifying the schedule A, section A regarding the transfer price for all sales and schedule B, section B pertaining product labeling of the presentations pack sizes.

i)	On October 10, 2016, OIS, OTM and Buyer entered into a “Term Sheet and Confidentiality Agreement” under which Buyer was allowed to complete a due diligence on the OIS Assets and the OTM Assets to be concluded not later than October 17, 2016.

WHEREAS

I.	OIS states, through its legal representative, that:

a)	It is the sole title holder and owner of the OIS Assets (as such term is defined herein below).

b)	It is its intention to sell to Buyer the OIS Assets, which are free of any Lien and encumbrances, in the terms and conditions hereof.

II.	OTM states, through its legal representative, that:

a)	It is the sole title holder and owner of the OTM Assets (as such term is defined herein below).

b)	It is its intention to sell to Buyer the OTM Assets, which are free of any Lien and encumbrances, in the terms and conditions herein below.

III.	Buyer states, through its legal representative, that it is its intention to acquire from the Sellers the OIS Assets and the OTM Assets in the terms and conditions herein below.

The Parties hereby, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, intending to be legally bound, agree on the following:

CLAUSES

FIRST. Definitions.

1.01       For all purposes of this Agreement, unless the context otherwise requires, the following definitions shall apply and shall include the plural as well as the singular:

“Affiliate” means with respect to any Person or entity (i) any other Person or corporation directly or indirectly controlling, controlled by, or under common control with a Party to this Agreement or (ii) any partnership, joint venture, or other entity directly or indirectly controlled by, controlling, or under common control with, a Party to this Agreement, but in each case only for so long as such ownership or control shall continue. For purposes of this definition, the term “control” as applied to any Person or entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management of that Person or entity, whether through ownership of voting securities or otherwise.

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“Agreement” means this Assets Purchase Agreement, together with the Ancillary Agreements, and any certificate, Consent, representation, instrument or any other document executed and delivered pursuant to the provisions hereunder.

“Ancillary Agreements” means the Technical Services Agreement, Assignment and Amendment to the Supply Agreement, the License Agreement, the Patent Assignment Agreement, the Trademark Assignment and the Escrow Agreement.

“Applicable Laws” means all applicable provisions of all (i) constitutions and treaties subscribed by any Governmental Authority; (ii) all statutes, laws (whether federal, state or local law (including the common and civil law)), codes, rules, regulations, ordinances or orders of any Governmental Authority, (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority and (iv) any administrative rule or order of general application issued by any Governmental Authority.

“Assets” means the OIS Assets and the OTM Assets, including without limitation, all warranties, indemnities and other rights and causes of action (attributable to the period after the Closing Date) relating thereto.

“Assignment and Amendment to the Supply Agreement” means the assignment and amendment agreement entered into by and between the Parties at the Closing Date, pursuant to which the Parties shall assign and amend certain provisions of the First License Agreement, the Second License Agreement and the Sanix Distribution Agreement. The Assignment and Amendment to the Supply Agreement once executed and delivered by the Parties shall be an integral part of this Agreement and attached hereto as Exhibit 8.

“Batch” means, with respect to a Product, a defined quantity of such Product manufactured in one process or series of processes so that the defined quantity can be expected to be homogenous uniform and consistent.

“Business Day” means a day (excluding Saturdays, Sundays and public holidays) on which banks are generally open for business in Mexico or the United States for the transaction of normal banking business.

“Buyer” has the meaning set forth in the Preamble.

“Buyer’s Designee” means any Third Party appointed by Buyer in connection with any right or obligation under this Agreement.

“Claim” shall mean any and all litigation, claims, demands, actions, causes of action, suits, injunctions, judgments, decrees, settlements, investigations, proceedings (administrative, arbitral, mediated or otherwise) and audits of any nature (other than audits voluntarily performed in the ordinary course of business).

“Closing Date” shall mean the date in which this Agreement is signed and the Transaction contemplated under this Agreement is consummated.

“Consent” shall means any consent, approval, authorization or similar affirmation by or notice to any Person under any agreement, Applicable Law or Governmental Authorization.

“Confidential Information” has the meaning set forth in Clause Fifteenth of this Agreement.

“Dermatological Products” means a topical prescription, over-the-counter products or any other product for any treatment of the skin utilizing the Technology.

“Dollars” or “$” means United States of America dollars.

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“Escrow Agent” means CIBanco, S.A., Institución de Banca Múltiple as a party to the Escrow Agreement.

“Escrow Agreement” shall have the meaning set forth in Clause Fourth, Subsection 4.01 b) of this Agreement.

“Equipment” means the equipment owned by OIS described in the Exhibit 6 of this Agreement which is able to be put to use to Manufacture the Products as currently Manufactured by Sellers.

“Exploit” means to Manufacture, make, have made, import, export, use, have used, sell, offer for sale, have sold, research, develop, commercialize, register, hold or keep (whether for disposal or otherwise), transport, distribute, promote, market, or otherwise dispose of, and “Exploitation” shall have a correlative meaning.

“Formulations” shall mean the current formulations for the Manufacture of each Product as of the Closing Date, which are included in Exhibit 5.

“Governmental Authority” means any federal, state or public authority, domestic or foreign, exercising governmental powers and having jurisdiction in connection with this Agreement; and all statutes, laws, ordinances, regulations, orders, decrees, permits, licenses approvals, writs, process and rules issued thereby that may operate in connection with this Agreement.

“Governmental Authorizations” means, with respect to the Products, any and all approvals (including applications and supplements and amendments thereto), licenses, product registrations (except manufacturing establishment registrations) permits, orders, certificates, approvals or other similar authorization of any Governmental Authority solely related to the Products and necessary to Manufacture, commercially distribute, sell or market such Product in the Territories.

“Governmental Order” shall mean any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Holdback Amount” has the meaning set forth in Clause Fourth, Subsection 4.01 b) of this Agreement.

“Health Registrations” means the health registrations listed in Exhibit 3 of this Agreement.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“License Agreement” means the license agreement entered into by and between Sellers and Buyer at the Closing Date, pursuant to the stipulations set forth in Clause Seventh below. The License Agreement once executed and delivered by the Parties shall be an integral part of this Agreement and attached hereto as Exhibit 10.

“Lien” shall means any mortgage, pledge, deed of trust, hypothecation, security interests, rights of use, licenses, security agreements, burdens, title defects, title retention agreements, leases, subleases, occupancy agreements, easements, covenants, conditions, encroachments, ownership limitations, charges, or any other encumbrances and other restrictions or limitations of any nature whatsoever or any rights of Third Parties, including but not limited to such Liens as may arise under any contract, and whether created on the use of the Assets irregularities in title thereto or otherwise.

“Location of Delivery” shall mean the Mexican Customs Office of Laredo, Texas.

“Manufacturer’s Site” shall mean the OTM’s facilities sited in Industrial Vidriera #81, Colonia Industrial Zapopan Norte, C.P. 45130, Zapopan, Jalisco, México.

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“Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of the Products or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.

“Manufacturing Conditions” means the conditions necessary for the Equipment to Manufacture 3 (three) consecutive Batches of the Products in Buyer’s facilities.

“Manufacturing Know-How” means the technology, processes, techniques, specifications, inventions, assays, quality control and testing procedures, and other proprietary information to the extent used as of the Closing Date by or on behalf of Sellers to Manufacture the Products, which has been reduced to practice and described in depth in Exhibit 5.

“Mexico” means the United Mexican States.

“OIS” has the meaning set forth in the Preamble.

“OTM” has the meaning set forth in the Preamble.

“OIS Assets” means the Trademarks listed in (Exhibit 5), Patents and Technology identified in (Exhibit 5) and Equipment (Exhibit 6) owned by OIS.

“OTM Assets” means the Trademarks listed in Exhibit 4 and the Health Registrations identified in Exhibit 3 of this Agreement, owned by OTM.

“Party” means each of the Buyer and/or Sellers; as the context so requires, or Buyer and Sellers jointly.

“Patents” means the patents owned by OIS, which are listed in Exhibit 5 of this Agreement.

“Patent Assignment Agreement” means the assignment agreement entered into by and between OIS and Buyer at the Closing Date, pursuant to which OIS shall convey and transfer to Buyer or Buyer’s Designee the Patents. The Patent Assignment Agreement once executed and delivered by the Parties shall be an integral part of this Agreement and attached hereto as Exhibit 11.

“Person” means any individual, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, corporation, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, or any other legal entity, including a government or political subdivision, department or agency of a government.

“Products” means the products Manufactured by using the Assets, which products are listed in Exhibit 1 of this Agreement.

“Product and Equipment Records” shall mean, with respect to the Products and Equipment, as available under OTM’s control and/or OIS’s control, as applicable, all vendor, supplier, contractor, and service provider lists relating to the Manufacture of the Products in the Territories, and all files, documents, relating to vendors, suppliers, contractors or service providers related to the Manufacture of the Products, whether in hard copy or computer format.

“Purchase Price” means the total amount to be paid to Seller for the sale of the OIS Assets and OTM Assets in accordance with Clause Third of this Agreement.

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“Regulatory Documentation” means, with respect to the Products, all (a) documentation comprising the Governmental Authorizations, and (b) correspondence and reports necessary to Manufacture the Products submitted to or received from the applicable Governmental Authorities, exclusively related to the Territories, (including the Drug Master Files and minutes and official contact reports relating to any communications with any Governmental Authority) and relevant supporting documents with respect thereto, advertising and promotion documents, and complaint files and (c) data (including clinical data) contained in any of the foregoing.

“Representatives” means the officers, employees, agents, attorneys, consultants, advisors and other representatives of a Party or its Affiliates.

“Sellers” has the meaning set forth in the preamble of this Agreement.

“Tax” means all federal, state, local, foreign and other income duties as provided by applicable laws together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Technical Services Agreement” means the services agreement entered into by and between Sellers and Buyer at the Closing Date, pursuant to which Sellers shall provide to Buyer or Buyer’s Designee technical assistance services in order for Buyer or Buyer’s Designee to process and duplicate the Technology, including the assistance to operate the Equipment and produce any conditions required thereto, with the sole purpose of Manufacturing the Products as currently Manufactured by Sellers. The Technical Services Agreement once executed shall be an integral part of this Agreement and is attached hereto as Exhibit 7.

“Technology” means together with the Formulations, the Manufacturing Know-How, know-how and instructions as to the assembling of the Equipment and information related to the spare parts thereof, any inventions (whether or not patentable), ideas, processes, technical information, techniques, specifications, quality control and testing procedures, trade secrets, show-how and other intangible assets, pertaining to the Manufacture of the Products under the Trademarks, Patents and deploying the Equipment, owned by OIS as described in Exhibit 5 of this Agreement.

“Territories” means the territories listed in Exhibit 2 of this Agreement.

“Third Party” means any Person other than Sellers or Buyer, their respective Affiliates and permitted successors and assigns.

“Trademark Assignment Agreement” means the assignment agreement entered into by and between OTM and Buyer at the Closing Date, pursuant to which OTM shall convey and transfer to Buyer or Buyer’s Designee the Trademarks. The Trademark Assignment Agreement once executed and delivered by the Parties shall be an integral part of this Agreement and is attached hereto as Exhibit 12.

“Trademarks” means the trademarks owned by OTM listed in Exhibit 4 and by OIS listed in Exhibit 5 of this Agreement, including the registered trademarks, trademark applications and any other registered trademarks linked thereto pursuant to Article 145 of the Industrial Property Law, in the Territories, as well as all goodwill relating thereto and to the Products.

“Transaction” means the sale and purchase of the Assets pursuant to this Agreement, including the execution of the Agreement and the Ancillary Agreements.

“VAT” means the Value Added Tax applicable in Mexico pursuant to the VAT Law.

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1.02       Construction. Except where the context otherwise requires, wherever used, the singular includes the plural, the plural the singular, the use of any gender shall be applicable to all genders. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. Except as otherwise specifically indicated, all references to Exhibit numbers refer to Exhibits of this Agreement, and all references to Exhibits refer to Exhibits attached hereto and incorporated herein. The words “herein”, “hereof”, “hereinafter”, “hereunder”, and words of similar import refer to this Agreement as a whole and not to any particular Exhibit hereof. The term “including” as used herein means including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against any Party.

SECOND. Sale of Assets.

2.01       Upon the terms and conditions of this Agreement, at the Closing Date, Sellers shall sell, transfer, convey and deliver to Buyer and Buyer shall buy and acquire from Sellers on the Closing Date, the OIS Assets and the OTM Assets free of any Lien for their Exploitation in all the Territories.

2.02       As a consequence of the transfer contemplated hereunder, Sellers agree that they shall not Exploit the Assets in any of the Territories. Notwithstanding the foregoing, Sellers shall be allowed to continue producing and Manufacturing the Products and other products in its facility(ies) in Mexico and/or such future facilities of the Sellers in Brazil (provided that such products do not compete with the Products in the Territories), exclusively (i) in order to fulfil their obligations under the Assignment and Amendment to the Supply Agreement; or (ii) for their exportation into territories other than the Territories and for the production, Manufacture, market, promotion, sale and distribution of Dermatological Products in Brazil, provided that, in the event Sellers require to obtain a Governmental Authorization for the use of the Technology in Mexico and/or in Brazil, specifically for the obtaining of a marketing authorization, prior to such obtaining, Buyer shall issue an approval in connection therewith within the 10 (ten) following Business Days, which shall not be withheld without reasonable justification.

The Parties hereto agree that, prior written request with at least 5 (five) Business Days in advance, Buyer or Buyer’s Designee shall have the right to perform visits, audits, reviews or inspection methods and/or procedures regarding the Manufacture of Products using the Technology at OTM’s facilities, in order to confirm the due compliance of Sellers with their obligation under this Clause Second, Subsection 2.02. The audit shall take place in Business Days and hours.

2.03       Sellers shall be jointly and severally liable towards Buyer for (i) their failure to convey full title to the Assets pursuant to the provisions of the Federal Civil Code; and/or (ii) their breach of their obligation under Clause Second, Subsection 2.02.

2.04 Parties hereto agree that, upon request from Buyer, Sellers shall assign and transfer, or cause to be assigned or transfer, in favor of Buyer or Buyer’s Designee, any registered trademark or application thereto, recorded, filed or submitted in the name of Sellers or their affiliates, respectively, in any Territory, that is identical or confusingly similar to the Trademarks. No consideration shall be allocated to Sellers or their Affiliates, for any of these transfers.

THIRD. Purchase Price.

The Parties agree that the Purchase Price of the Assets (the “Purchase Price”) shall be the amount of US$19,500,000.00 (nineteen million five hundred thousand Dollars 00/100 currency of the United States of America) plus VAT (as applicable), to be paid as set forth in Clause Fourth, Subsection 4.01 a) below.

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FOURTH. Payment of the Purchase Price. Holdback Amount. Escrow Agreement.

4.01 Buyer shall pay the Purchase Price to Sellers pursuant to the following provisions:

a)	At the Closing Date, the Purchase Price shall be paid and allocated between Sellers as follows:

(i)           To OIS the amount of US$12,000,000.00 (twelve million Dollars 00/100 currency of the United States of America);

(ii)          To OTM the amount of US$7,500,000.00 (seven million five hundred thousand Dollars 00/100 currency of the United States of America).

The Purchase Price shall be paid to OIS and OTM on the Closing Date in US Dollars. The Parties hereby agree that the transfer of the Assets is not conditioned to the productivity, their use or disposition.

b)	The Sellers agree that at the Closing Date, Buyer shall retain, from the amount set forth in Clause Fourth, Subsection 4.01 (ii), of the Purchase Price, a holdback amount of US$1,500,000.00 (one million five hundred thousand Dollars 00/100 currency of the United States of America) (the “Holdback Amount”) in order to secure the Technical Delivery of the Equipment (as defined in Clause Fifth, Subsection 5.02 A. iii) of this Agreement) to Buyer pursuant to the escrow agreement to be entered with the Escrow Agent (the “Escrow Agreement”).

The Escrow Agreement shall contain the following terms and conditions:

1.	Buyer shall deposit within 15 (fifteen) Business Days following the Closing Date, provided that all the information from the Parties is approved by the Escrow Agent, by wire transfer of immediately available funds, the Holdback Amount to the Escrow Agent.

2.	The Holdback Amount shall be paid to OTM in accordance with the allocation set forth in the Escrow Agreement.

3.	The Escrow Agent shall release the Holdback Amount in favor of OTM upon the fulfilment of the Technical Delivery. Parties shall jointly notify the Escrow Agent of the fulfilment of the Technical Delivery. The Escrow Agent shall release to Sellers the Holdback Amount within the following 24 (twenty-four) hours following as of the receipt by the Parties of the joint notice.

c)	Payments due under this Agreement shall be due on such date as specified in this Agreement and, in the event such date is not a Business Day, then the next succeeding Business Day, and shall be made by wire transfer of immediately available funds to the bank accounts designated by Sellers on or before the date payment is due:

If to OIS:

[_]†

[_]†

Routing number [_]†

Account number [_]†

SWIFT Code [_]†

__________________

† Confidential material redacted and separately filed with the Commission.

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If to OTM, any of:

OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.

BANK: [_]†

Account Number: [_]†

CLABE: [_]†

Currency: Mexican Peso.

OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.

BANK: [_]†

Account Number: [_]†

CLABE: [_]†

Currency: US Dollars.

d)	For avoidance of doubt, Buyer assumes any and all liability for payment of its own taxes. Any VAT referred to in this Clauses Third and Fourth herein shall mean VAT liability incurred or accrued by Sellers as a result of any payments under this Subsection for which Buyer shall assume any and all liability. Buyer shall have no liability whatsoever towards Sellers or any Third Party arising from the allocation of payments specified by Sellers in this Agreement.

FIFTH. Closing.

5.01       Closing Date. Pursuant to the terms and conditions of this Agreement, the closing shall take place at Buyer’s offices located at Blvd. Adolfo López Mateos No. 314 Piso 1-A, Col. Tlacopac, Del. Álvaro Obregón, Ciudad de México, C.P. 01049 (or at such other place as the Parties may designate in writing), at 13:30 hours (Mexico City time) on the date of signature of this Agreement (the “Closing Date”).

5.02 Closing Deliveries.

A.	On the Closing Date, Sellers shall deliver the following to Buyer:

(i)	Each of the Ancillary Agreements to which Sellers are a Party, validly executed by a duly authorized representative of Sellers;

(ii)	Invoices of the Purchase Price, referred to in Clause Fourth, Subsection 4.01 a) (i) and (ii), complying with all Applicable Laws’ requirements;

(iii)	The OIS Assets and the OTM Assets; provided, that the Equipment shall be delivered at the Location of Delivery no later than February 7th, 2017 (the “Customs Delivery”), and duly installed and operating at Buyer’s facilities in Manufacturing Conditions within the 6 (six) following weeks as of the Customs Delivery (the “Technical Delivery”), along with all the manuals and blueprints of the Equipment, including the know-how and instructions as to the assembling of the Equipment and information related to the spare parts thereof, in the presence of a notary public (at the expense of Buyer). This aforementioned period may be extended up to 30 (thirty) calendar days, in which case the date of the Holdback Amount release shall be extended accordingly. The foregoing, in the understanding that the failure of Buyer to provide for the necessary conditions for the Manufacture of 3 (three) consecutive Batches of Products upon the date of Technical Delivery shall not be an obstacle for Sellers to collect payment of the Holdback Amount pursuant to the Escrow Agreement on the 6 (six) following weeks as of the Customs Delivery. Notwithstanding the foregoing, in the event the Holdback Amount is released despite of Buyer’s failure to provide for the conditions for the Technical Delivery to occur, Sellers shall maintain their obligation to carry out the Technical Delivery until such Technical Delivery occurs pursuant to this Clause Fifth, Subsection 5.02 iii).

__________________

† Confidential material redacted and separately filed with the Commission.

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(iv)	Possession of all deeds, titles, certificates, opinions, instruments, books, records and any documents evidencing the ownership of the Assets, including without limitation, hard copies of the Trademark certificates and the Patent certificates, the Regulatory Documentation and the Product and Equipment Records;

(v)	A certification issued by the Chairman or Secretary of the Board of Directors of OIS authorizing the Transaction, in substantial terms of the form attached hereto as Exhibit 14;

(vi)	A legal opinion issued by outside counsel to Sellers certifying that no Governmental Order or filing before any Governmental Authority related to the stock market regulation in the United States of America is required for the Parties to close the Transaction pursuant to this Agreement.

B.	On the Closing Date, Buyer shall deliver the following to Sellers:

(i)	Each of the Ancillary Agreements to which Buyer is a Party, validly executed by a duly authorized representative of Buyer;

(ii)	The Purchase Price referred to in Clause Fourth, Subsections 4.01 a) (i) and (ii) of this Agreement (deducting the Holdback Amount), along with a bank confirmation and reference number evidencing execution of such payment;

(iii)	A certification issued by the Chairman or Secretary of the Board of Managers of Buyer authorizing the Transaction, in substantial terms of the form attached hereto as Exhibit 15.

5.03       Post Closing Delivery.

(i)	Within the following 15 (fifteen) Business Days following the Closing Date, provided that all the information from the Parties is approved by the Escrow Agent, Buyer shall pay the Holdback Amount to the Escrow Agent in immediately available Dollars funds by means of electronic wire transfer to the account set forth in the Escrow Agreement.

(ii)	On the 7th, 8th and 9th of November, 2016 or at another date, if requested by Buyer, Sellers shall deliver to Buyer the possession and transference of the Technology, in the form of the subscription of a minute executed by each of the Parties’ Representatives present at the Manufacturers’ Site ratifying before a notary public that the Technology has been transferred in full to Buyer. For this purpose, Parties hereto agree that the transfer of the Technology shall comprise the (a) delivery to Buyer, as available by Sellers, of the documents, manuals, blueprints of the Equipment; (b) Manufacture in presence of Buyer’s Designee or Buyer’s Representatives of three consecutive standard Batches of each of the Products in compliance with the Health Registrations and the Applicable Laws, and (c) the recordation before a notary public of video and audio supporting the delivery of these items in Manufacturer’s Site, at the sole expense and responsibility of Buyer.

SIXTH. Sale of additional equipment. If, for any reason, Buyer requires additional equipment to Manufacture the Products in Mexico or abroad, OIS and/or OTM agree to sell such equipment or machinery to Buyer at the acquisition cost upon a written request.

Buyer agrees to pay OIS and/or OTM all related duties and costs (i.e. transportation) derived from any sell by wire transfer of immediately available funds to the account(s) designated by OIS and/or OTM by written notice to Buyer.

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SEVENTH. License Agreement. Buyer agrees to grant Sellers, upon the Closing Date, a non-royalty license to all of the Patents in order to Manufacture the Products in Mexico and/or in Brazil, exclusively for their exportation into territories other than the Territories, as well as for the Manufacture, marketing, distribution, sale and promotion of Dermatological Products in Brazil. To this end, the Parties agree to conclude at the Closing Date and as part of the Ancillary Agreements the corresponding License Agreement.

Sellers shall sell and export the products outside the Territories and the Dermatological Products in Brazil in due compliance with all applicable Laws and regulations and standards of industry or professional conduct in connection in Mexico and each of the Territories, including without limitation, those applicable to exportation, importation, product claims, labeling, approvals, registrations and notifications.

Sellers agree to market and label the products consistent with all applicable regulatory label claims.

In order to support the exportation activities of Sellers, as stipulated hereunder, Buyer agrees to provide for the necessary filings and submissions before the Governmental Authorities so as to maintain Manufacturer’s Site within the Health Registrations as an alternative site of Manufacture.

EIGHTH. Ancillary Agreements. The Parties agree to conclude and execute the following agreements at the Closing Date:

a)	Technical Services Agreement;

b)	Assignment and Amendment to the Supply Agreement;

c)	License Agreement;

d)	The Patent Assignment Agreement; and

e)	The Trademark Assignment Agreement.

f)	The Escrow Agreement.

NINTH. Rescission. This Agreement may be rescinded by any Party hereunder, in case of material breach by the other Party of any of the Clauses of this Agreement, through written notice from the affected Party to the breaching Party with at least 10 (ten) Business Days in advance of the rescission date, specifying the cause of the breach. The breaching Party will have 9 (nine) Business Days to cure such breach (except for payment defaults, which may be cured in 5 (five) Business Days as of the date of breach, in the understanding that any due interest on such amounts shall accrue pursuant to Clause Fourth, Subsection 4.01 d) of this Agreement. If the breaching Party does not cure such breach within such 9 (nine) or 5 (five) Business Days, as applicable, the affected Party may terminate this Agreement with no further liability.

TENTH. REPRESENTATIONS AND WARRANTIES.

10.01       The Parties through their legal Representatives hereby individually represent and warrant the following:

Each of them is not subject to any legal, contractual or other restrictions, limitations or conditions which conflict with its rights and obligations under this Agreement and the Ancillary Agreements or which might affect adversely its ability to perform under this Agreement and the Ancillary Agreements.

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10.02       Sellers jointly and severally represent and warrant to Buyer, as of the Closing Date, as follows (subject in each case, as applicable, to any term and/or condition stipulated under the First License Agreement, the Second License Agreement and the Sanix Distribution Agreement):

a)	OTM is a mercantile company duly incorporated in accordance with the United Mexican States law, as evidenced in public deed number 3,605 dated April 30, 2003, granted under oath by Mr. Armando G. Manzano Alba, notary public 1 of Michoacán, and registered before the Public Registry of Commerce under number 41, Tome 313 and Commerce Companies Book.

b)	OIS is a Delaware company duly incorporated in accordance with the laws of the State of Delaware, as evidenced by a certificate of good standing.

c)	OTM’s legal representative has sufficient legal authority to enter into this Agreement and the Ancillary Agreements, as evidenced in public deed number 95,370 dated November 30, 2005, granted under oath by Mr. Francisco Javier Arce Gargollo, notary public 74 of Mexico City, and registered before the Public Registry of Commerce under mercantile folio number 6970*1, which has not been modified, limited or revoked in any manner.

d)	OIS’s legal representative has sufficient legal authority to enter into this Agreement and the Ancillary Agreements, as evidenced by its Restated Certificate of Incorporation, as amended, and its by-laws, as amended, each so currently in effect, which have not been modified, limited or revoked in any manner whatsoever.

e)	The execution and delivery of this Agreement and Ancillary Agreements to which Sellers are a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the necessary corporate actions of Sellers. This Agreement constitutes and each Ancillary Agreement to which Sellers are a party, when executed and delivered by Sellers, will constitute the valid and legally binding obligation of Sellers, enforceable against Sellers in accordance with its terms.

f)	The execution, delivery and performance by Sellers of this Agreement and the Ancillary Agreements to which it is a party and the execution, delivery and performance by each Affiliate of Sellers of each Ancillary Agreement to which such Affiliate is a party do not and will not (a) violate the organizational documents of Sellers or such Affiliate, as applicable, (b) violate any Law applicable to Sellers or any of its Affiliates or (c) require the giving of notice to or the consent of, or give rise to any termination rights of, any Third Party to any contract to which Sellers or its Affiliates are bound or constitute a breach thereof.

g)	No notice to, filing with, permit of, authorization of, exemption by, or Consent of, any Governmental Authority or other Person is required for Sellers to consummate the Transactions;

h)	Except for the provisions of Exhibit 13, there is no litigation or Claim pending or threatened in writing against Sellers or any of its Affiliates before any Governmental Authority in the Territories relating to the Assets, and (b) there is no Governmental Order or judgment of a Governmental Authority to which the Sellers or any of its Affiliates is subject relating to the Assets.

i)	As of the Closing Date, Buyer shall own all rights and title to Exploit the Assets, all of which shall be sufficient to Manufacture and label the Products as Manufactured and labeled immediately prior to the Closing Date;

j)	The Product and Equipment Records are correct and complete in all material respects and accurately reflect the conduct of the business and affairs of Sellers, respectively, relating to the Assets;

k)	Neither the Sellers nor any of their Affiliates have incurred any indebtedness, Liabilities or obligations (whether accrued, absolute, contingent or otherwise) relating to the Assets, individually or in the aggregate;

12

l)	Exhibit 9 sets forth all the Governmental Authorizations that Sellers require to Manufacture the Products and Exploit the Assets in Mexico and there is no other Governmental Authorization other than the Health Registrations that are required under Applicable Law to Manufacture the Products. The Health Registrations were validly obtained, legal, valid and enforceable from the date of their issue and up to August 15th, 2012. All Regulatory Documentation is in the name of Sellers (and/or their Affiliates), other than those in the name of More Pharma, and is in full force and effect. To Seller’s knowledge, no proceeding is pending or threatened regarding the revocation of any Health Registrations;

m)	Neither the Sellers nor any of their Affiliates have received or has been subject to: (i) any warning letters or other written correspondence from Governmental Authorities in the Territories with respect to any Product in which any Governmental Authority asserted that the operations of any of the Sellers or any of their Affiliates were not in compliance with Applicable Laws of the Territories; or (ii) any warning letters or other written correspondence from any other Governmental Authority in the Territories with respect to a Product in which such other Governmental Authority asserted that the operations of any of the Sellers or any of their Affiliates were not in compliance with Applicable Laws of the Territories;

j)	Sellers and their Affiliates, respectively, have completed and filed all annual or other reports required by the corresponding Governmental Authorities in the Territories in order to maintain the Health Registrations in full force and effect, from the date of their issue and up to August 15th, 2012;

k)	Exhibit 5 sets forth (i) all jurisdictions in which the Patents are obtained, issued or granted, and (ii) the registration number, issuance number, serial number or any identification data of the Patents. All material registration, renewal, maintenance, recordation (including assignment recordations) and other applicable filings and fees have been timely made and paid in connection with the Patents;

l)	Sellers are the sole owners of the Assets have good title (both legal and equitable) thereto. The Assets are free and clear of all Liens, court orders, injunctions, decrees, writs or other encumbrances, whether by written agreement or otherwise and no Person other than Sellers own any right in any of the Assets;

m)	To Sellers Knowledge, no Person is infringing any of the Patents, the Trademarks or the Technology in the Territories;

n)	No Person has been granted with any license or other right or interest to any of the Patents, the Trademarks or the Technology in the Territories.

o)	The current use of the Patents, the Trademarks and the Technology and the conduct of Sellers business in connection with the Products as presently conducted do not infringe or violate the rights of any other Person.

p)	The Technology is not patented or subject to any registry, record or otherwise, and constitutes a valid and enforceable “secreto industrial” protected under the Mexican Ley de la Propiedad Industrial, for is subject to transfer to Buyer;

q)	No Person other than Robert Northey and Todd Folley knows or has been disclosed with the know-how and instructions as to the assembling of the Equipment and information related to the spare parts thereof, and upon the Closing Date, such individuals and Buyer and/or Buyer’s Designee shall be the only Persons knowing the know-how and instructions as to the assembling of the Equipment and information related to the spare parts thereof;

13

r)	The Patents, the Trademarks and the Technology and the information, technical data and content thereunder is all that is necessary to Manufacture and market the Products as currently manufactured and marketed in the Territories;

s)	Neither the Sellers nor any of their Affiliates have granted any right or authorization, to use or register the Technology in any of the Territories, including without limitation, the right to use or register in any of the Territories a trademark confusingly similar to the Trademarks, except for the First License Agreement, Second License Agreement, and the Sanix Distribution Agreement;

t)	With respect to the Territories, neither the Sellers nor their Affiliates have been a party to any contract, agreement or covenant, currently in force, whereby the use or Exploitation of the Assets, specifically the Trademarks, Patents or Technology, have been associated with any intellectual property rights of Third Parties;

u)	Neither the Sellers nor any of their Affiliates are obligated to make any payments by way of royalty, fee, settlement or otherwise to any Person in connection with the Assets’ use, sale, distribution or maintenance, including the use and Exploitation of copyrights, derechos de autor pursuant to Laws in the Territories, inventions or any proprietary rights, whether or not registered, patented or otherwise protected.

v)	Each of Sellers and their Affiliates, with respect to the Products (i) is in compliance with all Applicable Laws to the Manufacture, packaging, storing and testing, current good manufacturing practices and applicable Governmental Authorizations in the Territories; and (ii) possesses, and is in compliance with, all Governmental Authorizations necessary for the Manufacture, in the Manufacturer’s Site;

w)	Neither Sellers nor any of their Affiliates are currently subject to any recall or post-sale warning in respect of any Product in any Territory, nor, is there currently under consideration by Sellers or any of their Affiliates, or any Governmental Authority, any recall or post-sale warning, in each case, in respect of any Product in any Territory. Neither Sellers nor any of their Affiliates have received any written notice that any Governmental Authority in the Territories has (i) commenced or threatened to initiate any action to withdraw its approval or request the recall of any Product, or (ii) commenced or threatened to initiate, any action to enjoin the manufacture, sale, or production of any Product;

x)	No representation or warranty by Sellers, and no statement contained in any other document delivered to or to be delivered by or on behalf of Sellers pursuant to this Agreement, contains any untrue statement or omits to state any fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading. Sellers have disclosed to Buyer all information relating to the Assets and the Products.

10.03       Buyer represents and warrants to Sellers, as of the Closing Date, as follows:

a)	It is a mercantile company duly incorporated as a stock corporation (S.A. de C.V.) in accordance with Mexican law, as evidenced in public deed number 900 dated September 9th, 1980, granted under oath by Mr. Alfredo Gutiérrez, notary public number 8 of Morelos First Judicial District, recorded before the Public Registry of Commerce, under mercantile folio number 30,046, dated November 18th, 1980.

b)	It has been transformed into an Investment Promotion Company (S.A.P.I. de C.V.) by means of public deed number 52,944, dated December 23, 2013, granted under oath by Mr. Miguel Soberón Mainero, notary public 181 of Mexico City, recorded before the Public Registry of Commerce under mercantile folio number 30046*, dated March 5, 2014.

14

c)	Its legal representative has sufficient legal authority to enter into this Agreement and the Ancillary Agreements, as evidenced in public deed number 63,098 dated October 13, 2016, granted under oath by Mr. Miguel Soberón Mainero, notary public number 181 of Mexico City, which has not been modified, limited or revoked in any manner.

d)	The execution and delivery of this Agreement and Ancillary Agreements to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the necessary corporate actions of Buyer. This Agreement constitutes and each Ancillary Agreement to which Buyer is a party, when executed and delivered by Buyer, will constitute the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

e)	The execution, delivery and performance by Buyer of this Agreement and the Ancillary Agreements to which it is a party and the execution, delivery and performance by each Affiliate of Buyer of each Ancillary Agreement to which such Affiliate is a party do not and will not (a) violate the organizational documents of Buyer or such Affiliate, as applicable, (b) violate any Law applicable to Buyer or any of its Affiliates or (c) require the giving of notice to or the consent of, or give rise to any termination rights of, any Third Party to any contract to which Buyer or its Affiliates are bound or constitute a breach thereof.

f)	There is no broker, finder, financial advisor or other Person acting or who has acted on behalf of Buyer or its Affiliates, who is entitled to receive any brokerage or finder’s or financial advisory fee from Sellers or any of its Affiliates in connection with the Transaction contemplated by this Agreement.

g)	(i) To the knowledge of Buyer, there is no litigation pending or threatened against Buyer or any of its Affiliates before any Governmental Authority, and (ii) there is no order, decree or judgment of a Governmental Authority to which Buyer or any of its Affiliates is subject, except for such litigation, orders, decrees and judgements that would not reasonably be expected to have a negative impact in compliance of its obligations hereunder and of the Ancillary Agreements.

h)	Buyer has, and on the Closing Date will have, immediately available cash that is sufficient to enable it to complete the Transaction and to perform all of its obligations under this Agreement and the Ancillary Agreements and to pay all related fees and expenses of Buyer.

i)	Buyer is aware of applicable Laws relating to marketing, distribution and sale of the Products.

j)	To the best of its knowledge, any of the representations and warranties of Sellers made in Clause Tenth, Subsections 10.01 and 10.02 of this Agreement are true and correct. Buyer does not have any knowledge of any material errors in, or material omissions from, the Exhibits of this Agreement.

k)	Buyer has received from Sellers and its Affiliates the information and documents described in the “Term Sheet and Confidentiality Agreement” referred to in Background i) of this Agreement in order to complete a due diligence on the Assets, and such due diligence was limited to the information and documents provided Buyer acknowledges and agrees that, except as expressly provided in this Agreement or in any Ancillary Agreement, Buyer is acquiring the Assets on an “as is, where is” basis, without any express or implied warranties, either in fact or by operation of law, by statue or otherwise, including any warranty as to quality, the fitness for a particular purpose, merchantability, condition of the Assets or as to any other matter.

15

l)	Buyer has knowledge of the License Agreement, Second License Agreement and Sanix Distribution Agreement.

m)	More Pharma has the obligation to file and obtain the Governmental Authorizations as stipulated under the License Agreement, Second License Agreement and Sanix Distribution Agreement.

ELEVENTH. Taxes, Fees and Expenses. Except as otherwise provided in this Agreement, each Party shall be solely responsible for payment of Taxes caused to each of them in accordance with their corresponding tax applicable Law. Each Party shall bear its own expenses and fees (including without limitation, if incurred, fees and expenses of legal counsel, investment bankers, brokers, auditors, or other consultants) incurred in connection with any matter whether or not relating to or arising out of this Agreement or the Transaction contemplated hereby.

TWELFTH. INDEMNITY

12.01       Subject to the terms and conditions of this Agreement, from and after the Closing Date, Seller shall be liable, severally and jointly, for, and shall indemnify (without duplication) the Buyer, its Affiliates, and their respective officers, directors, employees, shareholders, partners, and members (the “Buyer Indemnitees”) against, and hold them harmless from, any and all losses suffered or incurred by any Buyer Indemnitee arising from, relating to or otherwise in respect of:

(a)       any breach of any representation of the Sellers in this Agreement or in any certificate or instrument delivered hereunder; and/or

(b)       any breach of any covenant of the Sellers contained in this Agreement.

12.02 Subject to the terms and conditions of this Agreement, from and after the Closing Date, Buyer shall be liable for, and shall indemnify (without duplication) the Seller, its Affiliates, and their respective officers, directors, employees, shareholders, partners, and members (the “Sellers Indemnitees”) against, and hold them harmless from, any and all losses suffered or incurred by any Sellers Indemnitee arising from, relating to or otherwise in respect of:

(a)       any breach of any representation of the Buyer in this Agreement or in any certificate or instrument delivered hereunder; and/or

(b)       any breach of any covenant of the Buyer contained in this Agreement.

THIRTEENTH. Further Assurances. Each of Sellers and Buyer shall, at any time or from time to time after the Closing Date, at the request and sole cost and expense of the requesting Party, execute and deliver to the other Party all such instruments and documents or further assurances as the other Party may reasonably request in order to vest in Buyer all of Sellers’ right, title and interest in and to the Assets as contemplated hereby.

Sellers hereby agree to keep and maintain safe Buyer and its Affiliates from any harm and damage related to any liability incurred as a consequence of the annulment proceedings identified in Exhibit 13 hereto.

FOURTEENTH. Non-competition and non-solicitation. Both Parties shall undertake not to engage in any activity or countries (i) in case of Buyer, outside the Territories and in those activities related to the Exploitation of Products, and (ii) in case of Sellers, within the Territories and in those activities related to the Exploitation of Products; including as a shareholder, sole entrepreneur, partner, employee, corporate officer, director, consultant, manager of any form of company, or through any Third Party, and not to take interest in any business engaged in such competing activity.

16

Moreover, both Parties shall undertake, during a 48 (forty eight) month period as of the Closing Date: (i) not to hire, solicit or otherwise engage any employees, officers, suppliers or clients of the other Party and/or its Affiliates, (ii) in the context of the competing activities, accept orders, sign contracts or negotiate with any Person who at about the time ceases to be employed by the other Party and/or its Affiliates is an employee, officer, supplier or client of Sellers and/or its Affiliates, (iii) in any way seek to influence the relationship between the other Party and/or its Affiliates and respectively its employees, officers, suppliers or clients.

FIFTEENTH. Confidentiality. All Confidential Information provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) shall be subject to and treated in accordance with the terms of this Clause. As used in this Clause, “Confidential Information” means (a) all information disclosed to the Receiving Party by the Disclosing Party in connection with this Agreement or any Ancillary Agreements, including all information with respect to the Disclosing Party, and (b) all memoranda, notes, analyses, compilations, studies and other materials prepared by or for the Receiving Party to the extent containing or reflecting the information in the preceding Subsection (a), in each case, whether written or oral. Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by competent written documentation:

(i)	is subject to this Transaction or is related to the Assets;

(ii)	was already known to the Receiving Party other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;

(iii)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(iv)	became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party other than through any act or omission of the Receiving Party in breach of this Agreement;

(v)	is subsequently disclosed to the Receiving Party by a Third Party without obligations of confidentiality with respect thereto; or

(vi)	is subsequently independently discovered or developed by the Receiving Party without the aid, application or use of Confidential Information.

SIXTEENTH. Assignment of rights. This Agreement shall be binding and to the benefit of the Parties concluding it. Neither this Agreement or any rights, benefits or obligations hereunder may be assigned by either Party without the prior written Consent granted by the other Party. Except as expressly provided for in this Agreement, none of the provisions of this Agreement will grant right, interest or action in favor of any Person (other than the Parties) or will benefit any Person (other than the parties who appear to this Agreement).

SEVENTEENTH. Entire Agreement. This Agreement together with its Exhibits and Ancillary Agreements represents the entire agreement between Sellers and Buyer and, therefore, supersedes any verbal or written agreement, understandings and negotiations between the Parties, which may have related to the subject matter hereof prior to the date hereof.

17

EIGHTEENTH. Amendments. Any modification or amendment to the Clauses of this Agreement will only be effective when the Parties have agreed in advance in writing. The Parties may not change the terms of this Agreement unless in writing signed by them.

NINETEENTH. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect other provisions of this Agreement. Every provision shall be construed and interpreted in all cases as being effective and valid according to the Law. In the event that one or more provisions of this Agreement become invalid, illegal or unenforceable in any manner, such provision or provisions shall be ineffective only with respect to invalidity, illegality or unenforceability in question, without implying such invalidity, illegality or unenforceability of such provision or any other contained in this Agreement, unless such interpretation is not reasonable.

TWENTIETH. Survival. All representations and warranties set forth in this Agreement shall survive the Closing Date and the consummation of the Transaction contemplated hereby and continue in full force and effect until the third anniversary of the Closing Date. Clause Fourteenth shall survive the Closing Date and the consummation of the Transaction contemplated hereby and continue in full force and effect until the fifth anniversary of the Closing Date. Clauses Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth Second, Twentieth Third, Twentieth Fifth and Twentieth Sixth shall survive the Closing Date and the consummation of the Transaction contemplated hereby and continue in full force and effect until the tenth anniversary of the Closing Date.

TWENTIETH FIRST. PRESS RELEASES AND ANNOUNCEMENTS. Prior to the Closing Date, no press releases related to this Agreement and the Transaction contemplated by this Agreement will be issued without the mutual approval of all Parties.

TWENTIETH SECOND. Force Majeure. A Party shall not be liable for non performance or delay in performance (other than obligations regarding confidentiality) caused by any event reasonably beyond the control of such party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts, epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency.

TWENTIETH THIRD. Statutory references. Any references to any statue, law, regulation, or ordinance shall be deemed to include any amendments thereto from time to time or any successor statue, law, regulation or ordinance thereof.

TWENTIETH FOURTH. Notifications. The Parties designate as their domiciles to hear and receive notifications, emplacements, documents, and for other purposes specified in this Agreement the following:

OIS	OTM
1129 No. McDowell Boulevard, Petaluma, California, USA 94954 Attn. Legal Representative Email: [_]†; [_]†; [_]†	Industria Vidriera 81, Fracc. Industrial Zapopan Norte, C.P. 45130, Zapopan, Jalisco, Mexico Attn. Legal Representative Email: [_]†

__________________

† Confidential material redacted and separately filed with the Commission.

18

BUYER

Boulevard Adolfo López Mateos número 314,

Colonia Tlacopac, Delegación Álvaro Obregón,

C.P. 01049,

Ciudad de México, México.

Attn. Legal Representative

Email: [_]†

[_]†

[_]†

Notwithstanding the foregoing, Sellers hereby agree that any notifications or communications due to any of Sellers, may be addressed and delivered to OTM’s appointed address set forth in this Clause, provided that a copy of said communication is delivered to OIS via email, and such notification shall be deemed effective as if made to OIS directly, in which case, the notification to OIS shall be deemed effective as of the 72 (seventy-two) hours following the delivery of the emailed copy to OIS.

TWENTIETH FIFTH. Applicable Law and Jurisdiction. This Agreement is subject and governed by the laws of Mexico City. In case of controversy, dispute or Claim of any kind in connection with this Agreement, the Parties submit explicitly to the jurisdiction of the competent courts of Mexico City and waive explicitly the jurisdiction by reason of their present of future domiciles or for any other reason that may correspond to the current or future circumstances.

TWENTIETH SIXTH. Counterparts. This Agreement may be executed in four counterparts, in original all of which shall be considered one and the same agreement, and all of which shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, the Parties have executed this Agreement in Mexico City, on October 27th 2016.

Sellers

OIS	OTM

/s/ Jim Schutz	/s/ Everardo Garibay Ramírez
oculus innovative Sciences, inc. By: Mr. Jim Schutz	oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

Buyer

          /s/ Ricardo Guillermo Amtmann Aguilar

INVEKRA, S.A.P.I. DE C.V.

By: Mr. Ricardo Guillermo Amtmann Aguilar

__________________

† Confidential material redacted and separately filed with the Commission.

19

EXHIBIT 1 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

products

[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†	[_]†
[_]†

Sellers

OIS	OTM

/s/ Jim Schutz	/s/ Everardo Garibay Ramírez
oculus innovative Sciences, inc. By: Mr. Jim Schutz	oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER

/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V. By: Mr. Ricardo Guillermo Amtmann Aguilar

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 1-20

EXHIBIT 2 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

TERRITORIES

Antigua & Barbuda	Guadalupe
Argentina	Guatemala
Aruba & Curacao	Haiti
Bahamas	Honduras
Barbados	Jamaica
Belize	Martinique
Bolivia	Mexico
Bonaire	Nicaragua
Brazil (excluding Dermatological Products)	Panama
British Guyana	Paraguay
British Islands	Peru
Cayman Islands	San Cristobal & Nieves
Chile	St. Bartolome
Colombia	Sta. Lucía
Costa Rica	St. Vincent & Grenades
Cuba	Surinam
Dominica	Trinidad & Tobago
Dominican Republic	Turks & Caicos Islands
Ecuador	Uruguay
El Salvador	Venezuela
French Guyana	Virgin Islands
Grenada

Sellers

OIS	OTM

/s/ Jim Schutz	/s/ Everardo Garibay Ramírez
oculus innovative Sciences, inc. By: Mr. Jim Schutz	oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER

/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V. By: Mr. Ricardo Guillermo Amtmann Aguilar

Exhibit 2-21

EXHIBIT 3 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

HEALTH REGISTRATIONS

COMMERCIAL NAME	PRODUCT	NUMBER	TYPE	MANUFACTURER	HEALTH REGISTRATIONS BOTTLE SIZES
[_]†	Antiseptic solution	1075C2003SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological Gel	1397C2010SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic Gel	0557C2016SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	0835C2016SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological Gel	0963C2016SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Sterilization solution	1031C2016SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological solution	0253C2015SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	02558C2014SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Bladder Irrigation Solution	0257C2014SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological Gel	2014C2013SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological Gel	2030C2013SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic Gel	0176C2014SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological solution	1399C2010SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	0335C2015SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic Gel	0963C2015SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic and sterilizing solution	0964C2015SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic Gel	0198C2014SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Odontologic solution	2098C2014SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	2099C2014SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Odontologic solution	2100C2014SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Nasal solution	2411C2014SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	1263C2013SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	1264C2013SSA	[_]†	Oculus Technologies of México, S.A. de C.V.	[_]†

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 3-22

No.	Commercial Name	Country	Registration #	Effective Date	Status	Holder	Class	Sizes
1	[_]†	Guatemala	PHH-28	17/07/2018	Valid (13)	More Pharma Corp	Device	[_]†
2	[_]†	Guatemala	OD-2647	04/08/2021	Valid (16)	More Pharma Corp	Cosmetic	[_]†
3	[_]†	El Salvador	I.M. 004611072013	11/07/2018	Valid (13)	More Pharma Corp	Device	[_]†
4	[_]†	El Salvador	1EC20840716	21/07/2021	Valid (16)	More Pharma Corp	Cosmetic	[_]†
5	[_]†	Honduras	DM-00345	12/03/2018	Valid (13)	More Pharma Corp	Device	[_]†
6	[_]†	Panamá	77679	In renewal	Submitted RR 25-Jan-16	More Pharma Corp	Medicine	[_]†
7	[_]†	Panamá	90567	13/11/2025	Valid (16)	More Pharma Corp	Cosmetic Medicine	[_]†
8	[_]†	Jamaica	15A 1036	Without Expiration	Valid (15)	More Pharma Corp	Device	[_]†
9	[_]†	Colombia	2015DM-0012772	10/04/2025	Valid (15)	More Pharma Corp	Device	[_]†
10	[_]†	Colombia	NSOC73157-16CO	21/07/2023	Valid (16)	More Pharma Corp	Cosmetic	[_]†
11	[_]†	Colombia	NSOC13866-16EC	09/08/2023	Valid (16)	More Pharma Corp	Cosmetic	[_]†
12	[_]†	Colombia	NSOC13867-16EC	09/08/2023	Valid (16)	More Pharma Corp	Cosmetic	[_]†
13	[_]†	Chile	1794C-11/16	Without Expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_]†
14	[_]†	Chile	1794C-10/16	Without Expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_]†
15	[_]†	Chile	1794C-9/16	Without Expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_]†
16	[_]†	Ecuador	1471-DME-1215	01/12/2020	Valid (15)	More Pharma Corp	Device	[_]†
17	[_]†	Ecuador	NSOC13866-16EC	09/08/2023	Valid (16)	Sanfer- Bussié Ecuador	Cosmetic	[_]†
18	[_]†	Ecuador	NSOC13867-16EC	09/08/2023	Valid (16)	Sanfer- Bussié Ecuador	Cosmetic	[_]†
19	[_]†	Costa Rica	C-MX-16-03364	16/09/2021	Valid (16)	More Pharma Corp	Cosmetic	[_]†

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 3-23

REGISTRATIONS IN PROCESS

No.	Commercial Name	Country	Process	Status	Class	Size
1	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
2	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
3	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
4	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
5	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
6	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
7	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
8	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
9	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†
10	[_]†	[_]†	[_]†	[_]†	[_]†	[_]†

Sellers

OIS	OTM

/s/ Jim Schutz	/s/ Everardo Garibay Ramírez
oculus innovative Sciences, inc. By: Mr. Jim Schutz	oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER

/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V. By: Mr. Ricardo Guillermo Amtmann Aguilar

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 3-24

EXHIBIT 4 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

OTM ASSETS

trademarks

APPLICATION NUMBER	REGISTRATION NUMBER	TRADEMARK
880557	1005913	DERMABAC60
880545	1005905	DERMADOX60
803189	956240	DERMAGRAM60
880553	1005909	DERMAGRAM60
803185	953204	ELECTROMICYN60
880555	1005911	ELECTROMICYN60
1010141	1106566	GRAMADERM
1010143	1106567	GRAMADERM
880552	1011447	GYNOMED60
803658	953218	GYNOMED60
803188	956239	HIDROELECTROCYN60
880548	1005907	HIDROELECTROCYN60
1522598	1513344	LASERCYN
920487	1071802	MICROCYN 60 (subject to violation proceedings)
1052011	1294755	MICROCYN60
1052012	1282842	MICROCYN60
1306459	1337428	MICRODACYN
1306462	1337430	MICRODACYN 60
803182	956237	MICRODACYN60
881456	1071757	MICRODACYN60 (subject to annulment)
880547	1005906	MICRODOX60
803183	954508	MICROELECTROCYN60
803184	953477	MICRONOVICYN60
880550	1005908	MICRONOVICYN60
1476319	1477222	MUCOVICYN60
803181	953203	OXIMICYN60

Exhibit 4-25

APPLICATION NUMBER	REGISTRATION NUMBER	TRADEMARK
1476319	1477222	MUCOVICYN60
803181	953203	OXIMICYN60
880554	1005910	OXIMICYN60
1568775	1536375	PERIOCYN
880544	1005904	REDOMICYN 60
803180	956236	REDOMICYN60
1568774	1536374	SINUDOX
632780	846731	VETERICYN 60
1471249	Pending Application	MICRODACYN60
1788358	Pending Application	KELODACYN
1788359	Pending Application	KELODACYN
106454	Pending Application	MICRODACYN ALWAYS IN MEDICINE KIT
106455	Pending Application	MICRODACYN ALWAYS IN MEDICINE KIT
1783601	Pending Application	MICRODACYN BUCOFARÍNGEO
1783602	Pending Application	MICRODACYN BUCOFARÍNGEO
1783604	Pending Application	MICRODACYN60 BUCOFARÍNGEO
1783606	Pending Application	MICRODACYN60 BUCOFARÍNGEO
1783608	Pending Application	MICRODACYN HYDROGEL
1783609	Pending Application	MICRODACYN HYDROGEL
1783610	Pending Application	MICRODACYN60 HYDROGEL
1783612	Pending Application	MICRODACYN60 HYDROGEL

Sellers

OIS	OTM

/s/ Jim Schutz	/s/ Everardo Garibay Ramírez
oculus innovative Sciences, inc. By: Mr. Jim Schutz	oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER

/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V. By: Mr. Ricardo Guillermo Amtmann Aguilar

Exhibit 4-26

EXHIBIT 5 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

OIS ASSETS

TRADEDMARKS

APPLICATION NUMBER	REGISTRATION NUMBER	TRADEMARK
672559	850954	CIDALCYN
751390	914831	DENTRICYN
1408333	1420409	PEDIACYN
1583987	1550227	MUCOCLYNS

Exhibit 5-27

COUNTRY	APPLICATION NUMBER	REGISTRATION NUMBER	TRADEMARK
Argentina	3.485.837		MICRODACYN
Argentina	3.485.838		MICRODACYN60
Brazil	906.424.860		MICRODACYN
Brazil	908.684.487		MICRODACYN (2)
Brazil	908.684.495		MICRODACYN60
Chile	1070246	1124335	MICRODACYN
Colombia	13 032.801		GRAMACYN
Colombia	12 219.507		GRAMADERM
Colombia	12 219.157	475534	MICRODACYN
Colombia	12 173.540	470293	MICRODACYN60
Costa Rica	2013-001412	229032	GRAMACYN
Costa Rica	2012-011539		GRAMADERM
Costa Rica	2004-0004027	151184	MICROCYN
Costa Rica	2012-9420	228067	MICRODACYN60
Ecuador	43252	4567-14	MICRODACYN
El Salvador	20130180878		GRAMACYN
El Salvador	20120176878		GRAMADERM
El Salvador	2012176879	154 213	MICRODACYN
El Salvador	2012-121573	R21 L210	MICRODACYN60
Guatemala	2012-010458		GRAMADERM
Guatemala	2013-01427		GRAMACYN
Guatemala	2012-010457	198041 F 212 T 518	MICRODACYN

Guatemala	2012-008343	198010 F 181 T 518	MICRODACYN60
Honduras	8517-13	125391	GRAMACYN
Honduras	40510-12	124769	GRAMADERM
Honduras	40509-12	124817	MICRODACYN
Honduras	40511-12		GRAMADERM
Honduras	33363-12	125179	MICRODACYN60
Jamaica	61522	61522	GRAMADERM
Jamaica	61521	61521	MICRODACYN BABY HYDROGEL
Jamaica	61192	61192	MICRODACYN60
Nicaragua	2014-001480		MICRODACYN
Panama	220716	220716	GRAMACYN
Panama	218811	218811	GRAMADERM
Panama	218813	218813	GRAMADERM
Panama	217174	217174	MICRODACYN60
Peru	552198		MICRODACYN
Dominican Republic	2012-30367		GRAMADERM
Dominican Republic	2012-30369	20124	MICRODACYN BABY HYDROGEL
Dominican Republic	2012-24800	206922	MICRODACYN60
Trinidad & Tobago	46138	46138	GRAMADERM
Trinidad & Tobago	46140	46140	MICRODACYN BABY HYDROGEL
Trinidad & Tobago	45908	45908	MICRODACYN60
Venezuela	2004-012572	P263580	MICROCYN

Exhibit 5-28

PATENTS

Mexico

Mexican Patent No. 304,152 (Mexican Patent Application No. MX/a/2007/011706)

Mexican Patent No. 304,153 (Mexican Patent Application No. MX/a/2007/011709)

Mexican Patent No. 309,802 (Mexican Patent Application No. MX/a/2008/009235)

Mexican Patent No. 310,536 (Mexican Patent Application No. MX/a/2008/009302)

Mexican Patent No. 312,635 (Mexican Patent Application No. MX/a/2008/009234)

Mexican Patent No. 317,267 (Mexican Patent Application No. MX/a/2007/013774)

Mexican Patent No. 319,100 (Mexican Patent Application No. PA/a/2005/009960)

Mexican Patent No. 334,020 (Mexican Patent Application No. MX/a/2009/009760)

Mexican Patent No. 335,624 (Mexican Patent Application No. MX/A/2012/001415)

Mexican Patent No. 338,764 (Mexican Patent Application No. MX/A/2011/013296)

Mexican Patent Application No. MX/A/2011/013682

Mexican Patent Application No. MX/A/2015/016057

Mexican Patent Application No. MX/A/2015/017069

Brazil

Brazilian Patent Application No. PI0609429-5

Brazilian Patent Application No. PI0609711-1

Brazilian Patent Application No. PI0610901-2

Brazilian Patent Application No. PI0706671-6

Brazilian Patent Application No. PI0706676-7

Brazilian Patent Application No. PI0706677-5

Brazilian Patent Application No. PI0808856-0

Brazilian Patent Application No. PI1011886-1

Brazilian Patent Application No. BR1120120068911

TECHNOLOGY/FORMULATIONS/MANUFACTURING KNOW-HOW

[_]†

Sellers

OIS	OTM

/s/ Jim Schutz	/s/ Everardo Garibay Ramírez
oculus innovative Sciences, inc. By: Mr. Jim Schutz	oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER

/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V. By: Mr. Ricardo Guillermo Amtmann Aguilar

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 5-29

EXHIBIT 6 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

ois assets

EQUIPMENT

[_]† Serial Number / No. de Serie: (to be detailed)
[_]† Serial Number / No. de Serie: (to be detailed)
[_]† Serial Number / No. de Serie: (to be detailed)
[_]† Serial Number / No. de Serie: (to be detailed)

Sellers

OIS	OTM

/s/ Jim Schutz	/s/ Everardo Garibay Ramírez
oculus innovative Sciences, inc. By: Mr. Jim Schutz	oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER

/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V. By: Mr. Ricardo Guillermo Amtmann Aguilar

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 6-30

EXHIBIT 7 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

TECHNICAL SERVICES AGREEMENT

TECHNICAL SERVICES AGREEMENT (THE “SERVICES AGREEMENT”) ENTERED INTO BY AND BETWEEN, oculus innovative Sciences, inc., represented By mr. JIM SCHUTZ, hereinafter referred TO AS “ois”, oculus technologies of mexico, S.A. de C.V., represented by mr. EVERARDO GARIBAY RAMÍREZ, hereinafter referred to as “otm”, and collectively with OIS referred to as the “OCULUS PARTIES”, and INVEKRA, S.A.P.I. DE C.V., represented By mr. RICARDO GUILLERMO AMTMANN AGUILAR, hereinafter referred TO as “INVEKRA”, with the appearance of more pharma corporation, s. de r.l. de c.v., REPRESENTED BY MR. RICARDO GUILLERMO AMTMANN AGUILAR, HEREINAFTER REFERRED TO AS “MORE PHARMA”, IN ITS CAPACITY OF GUARANTOR AS DEFINED HEREIN BELOW (all PARTIES referred JOINTLY HEREINBELOW as THE "partIEs”), IN ACCORDANCE with the FOLLOWING BACKGROUND, WHEREAS and clauses:

BACKGROUND

a)	On August 8, 2012, the Oculus Parties and More Pharma entered into a “Licence, Exclusive Distribution and Supply Agreement” (hereinafter, together with any amendments thereto, the “First License Agreement”) whereby the Oculus Parties (i) granted an exclusive license in favour of More Pharma of all the proprietary rights with respect to certain products deploying the Technology (as such term is defined herein below), including trademarks and patents associated thereto; and (ii) granted to More Pharma the exclusive right to promote, market, import, offer for sale, sell and/or distribute certain products (as defined therein) in Mexico as well as the uninterrupted and continuous supply of them.

b)	On August 8, 2012, Sellers and More Pharma entered into an “Exclusive Distribution and Supply Agreement” (hereinafter, together with any amendments thereto, the “Second License Agreement”) for the exclusive right to distribute the products referred to in the preceding paragraph and obtain the authorization to register the trademarks and marketing authorizations in certain territories in addition to Mexico.

c)	On August 15, 2012, OTM and More Pharma entered into a health registrations “Assignment Agreement” related to the First License Agreement, pursuant to which More Pharma became the owner of certain health registrations related to the products referred to in the License Agreement; and the parties thereto agreed that in case of any breach of obligations of such agreement by More Pharma, OTM would perform all the necessary steps to recover the ownership of the health registrations subject matter of this assignment agreement. To this end, More Pharma and OTM entered into an acquisition option agreement (the “Acquisition Option Agreement”) and More Pharma granted an irrevocable power of attorney to OTM in order to allow OTM to recover said health registrations (the “AO POA”).

d)	On September 26, 2012, Sellers and More Pharma entered into an “Amendment Agreement to the Second License Agreement” in order to include Panama and Costa Rica within the territories comprehended under the Second License Agreement.

e)	On May 21, 2015, Sellers and More Pharma entered into an “Amendment to the First License Agreement” in order to modify the schedule A, section A regarding the transfer price for all sales in Mexico.

f)	On October 1, 2015, Oculus Parties and Grimann, S.A. de C.V. (an Affiliate of Invekra) (“Grimann”) entered into an exclusive distribution and supply agreement (hereinafter, together with any amendments thereto, the “Sanix Distribution Agreement”) for the exclusive right to distribute products with the same specifications of the products referred to in paragraph a) but for veterinary purposes, under the Invekra’s trademark SANIX-AH, and obtain the authorization to register marketing authorizations in the following territories: Mexico, Colombia, Costa Rica, Dominican Republic, Cuba, El Salvador, Guatemala, Honduras, Nicaragua, Panama and Argentina with first right of refusal to expand said territories.

Exhibit 7-31

g)	On April 12, 2016, OIS, OTM and Grimann entered into a “First Amendment to the Sanix Distribution Agreement” in order to include two new presentations of the products modifying the schedule A, section A regarding the transfer price for all sales and schedule B, section B pertaining product labeling of the presentations pack sizes.

h)	On October 10, 2016, OIS, OTM and Buyer entered into a “Term Sheet and Confidentiality Agreement” under which Buyer was allowed to complete a due diligence on the OIS Assets and the OTM Assets to be concluded not later than October 17, 2016.

i)	As of even date herewith, Parties have entered into certain assignment and amendment agreements, pursuant to which they have assigned and amended certain provisions of the First License Agreement, the Second License Agreement and the Sanix Distribution Agreement (jointly, the “Assignment and Amendment to the Supply Agreement”).

j)	As of even date herewith, the Parties hereto have entered into an asset purchase agreement pursuant to which, amongst other provisions, the Oculus Parties have transferred to Invekra, for consideration, certain intangible rights related to the Manufacture of the Products, including the Trademarks, the Patents and the Technology (as such terms are defined in such agreement) (hereinafter the “APA”).

WHEREAS

I.	OIS states, through its legal representative, that:

a)	It is a Delaware company duly incorporated in accordance with the laws of the State of Delaware, as evidenced by a certificate of good standing.

b)	Its legal representative has sufficient legal authority to enter into this Services Agreement, as evidenced by its Restated Certificate of Incorporation, as amended, and its by-laws, as amended, each so currently in effect, which have not been modified, limited or revoked in any manner whatsoever.

c)	It is its intention to enter into this Services Agreement to render to Invekra or Invekra’s designee, the Technical Assistance Services (as defined below), pursuant to the terms and conditions hereof.

II.	OTM states, through its legal representative, that:

a)	It is a mercantile company duly incorporated in accordance with the United Mexican States law, as evidenced in public deed number 3,605 dated April 30, 2003, granted under oath by Mr. Armando G. Manzano Alba, notary public 1 of Michoacán, and registered before the Public Registry of Commerce under number 41, Tome 313 and Commerce Companies Book.

b)	Its legal representative has sufficient legal authority to enter into this Services Agreement, as evidenced in public deed number 95,370 dated November 30, 2005, granted under oath by Mr. Francisco Javier Arce Gargollo, notary public 74 of Mexico City, and registered before the Public Registry of Commerce under mercantile folio number 6970*1, which has not been modified, limited or revoked in any manner whatsoever.

c)	It is its intention to enter into this Services Agreement, to render to Invekra or Invekra’s designee the Technical Assistance Services (as defined below), pursuant to the terms and conditions hereof.

Exhibit 7-32

III.	Invekra states, through its legal representative, that:

a)	It is a mercantile company duly incorporated as stock corporation (S.A. de C.V.) in accordance with Mexican law, as evidenced in public deed number 900 dated September 9th, 1980, granted under oath by Mr. Alfredo Gutiérrez Quintanilla, notary public number 8 of Morelos First Judicial District, recorded before the Public Registry of Commerce, under mercantile folio number 30,046, dated November 18th, 1980.

b)	It has been transformed into an Investment Promotion Company (S.A.P.I. de C.V.) by means of public deed number 52,944, dated December 23, 2013, granted under oath by Mr. Miguel Soberón Mainero, notary public 181 of Mexico City, recorded before the Public Registry of Commerce under mercantile folio number 30046*, dated March 5, 2014.

c)	Its legal representative has sufficient legal authority to enter into this Services Agreement and the Ancillary Agreements, as evidenced in public deed number 36,344, dated June 20, 2007, granted under oath by Mr. Miguel Soberón Mainero, notary public number 181 of Mexico City, recorded before the Public Registry of Commerce under mercantile folio number 30046*, dated July 24, 2007, which has not been modified, limited or revoked in any manner whatsoever.

d)	It is its intention to enter into this Services Agreement, to receive from the Oculus Parties the Technical Assistance Services, pursuant to the terms and conditions hereof.

IV.	More Pharma states, through its legal representative, that:

a)	It is a mercantile company duly incorporated as a stock corporation (S.A. de C.V.) in accordance with the United Mexican States Law, as evidenced in public deed number 6,948 dated May 17, 2007, granted under oath by Mr. Agustín Wallace Hampton Gutiérrez Katze, notary public 208 of Mexico City, recorded before the Public Registry of Commerce under mercantile folio number 364165, dated May 23, 2007.

b)	It has been transformed into a Limited Liability Company (S. de R.L. de C.V.) by means of public deed number 83,060, dated December 13, 2007, granted under oath by Mr. José Ignacio Sentíes Laborde, notary public 104 of Mexico City, recorded before the Public Registry of Commerce under mercantile folio number 364165, dated August 6, 2008.

c)	Its legal representative has sufficient legal authority to enter into this Agreement, as evidenced in public deed number 66,382, dated January 21, 2015, granted under oath by Mr. Erik Namur Campesino, notary public 94 of Mexico City, which has not been modified, limited or revoked in any manner whatsover.

d)	It is its intention to appear as Guarantor of Invekra in order to guaranty all the obligations undertaken by Invekra pursuant to Clause Seventh herein below.

The Parties hereby, in consideration of the foregoing covenants and agreements contained herein, intending to be legally bound, agree on the following:

CLAUSES

FIRST. Definitions.

1.01     All capitalized terms used and not otherwise defined herein shall have the respective meanings specified for such terms in the APA. In addition to the foregoing, for all purposes of this Services Agreement, unless the context otherwise requires, the following definitions shall apply and shall include the plural as well as the singular:

Exhibit 7-33

“Affiliate” means with respect to any Person or entity (i) any other Person or corporation directly or indirectly controlling, controlled by, or under common control with a Party to this Agreement or (ii) any partnership, joint venture, or other entity directly or indirectly controlled by, controlling, or under common control with, a Party to this Agreement, but in each case only for so long as such ownership or control shall continue. For purposes of this definition, the term “control” as applied to any Person or entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management of that Person or entity, whether through ownership of voting securities or otherwise.

“Amendment Agreement to the Acquisition Option” means the amendment to the Acquisition Option entered into by and between More Pharma and OTM in order to provide OTM an option to recover the ownership of the Health Registrations in case of default of Invekra to the obligations undertaken under this Services Agreement and the Assignment and Amendment to the Supply Agreement.

“Ancillary Agreements” means the Amendment Agreement to the Acquisition Option, the First AO POA Revocation and the Second AO POA.

“Applicable Laws” means all applicable provisions of all (i) constitutions and treaties subscribed by any Governmental Authority; (ii) all statutes, laws (whether federal, state or local law (including the common and civil law)), codes, rules, regulations, ordinances or orders of any Governmental Authority, (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority and (iv) any administrative rule or order of general application issued by any Governmental Authority.

“Assignment and Amendment to the Supply Agreement” means the assignment and amendment agreement entered into by and between the Parties as of even date herewith, pursuant to which the Parties shall assign and amend certain provisions of the First License Agreement, the Second License Agreement and the Sanix Distribution Agreement.

“Business Day” means a day (excluding Saturdays, Sundays and public holidays) on which banks are generally open for business in Mexico or the United States for the transaction of normal banking business.

“Dollars” or “$” means United States of America dollars.

“Exchange Rate” means the exchange rate between U.S. dollars and Mexican Peso as calculated as follows:

i)	For the first year following the date of execution of this Services Agreement, shall be the lesser of (i) the official exchange rate published daily in the Federal Official Gazette (the Diario Oficial de la Federación (“DOF”)) for the payment date, or (ii) $20.00 (twenty pesos 00/100 Mex. Cy.) per one U.S. dollar.

ii)	For the subsequent year and every year thereafter, shall be the lesser of (i) the official exchange rate published on the date of payment on the DOF or (ii) the rate of $20.00 (twenty pesos 00/100 Mex. Cy.) per one U.S. dollar adjusted pursuant the difference between the official inflation rates in Mexico as published by Consumer Price Index and inflation rates in the United States as published by Bureau of Labor Statistics. This rate shall be adjusted every year based on the adjusted rate used in the immediate preceding year.

“FIRST AO POA Revocation” shall mean the deed of revocation executed by More Pharma, before a notary appointed by Invekra, with the written Consent of the Oculus Parties, pursuant to which More Pharma revokes and cancel without limitation the First AO POA, which is included in Exhibit 5.

Exhibit 7-34

“Guarantor” means More Pharma which shall be the joint obligor of the Invekra.

“Health Registrations” means the health registrations listed in Exhibit 3 of this Services Agreement.

“Input Costs” shall mean the costs of cost of overhead items used exclusively in the Manufacture of the Products, as currently Manufactured by Sellers, which are itemized in Exhibit 7 hereto.

“Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of the Products or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.

“Mexico” means the United Mexican States.

“Net Sales” means the net sales construed in accordance with the International Financial Reporting Standards (IFRS), valid from time to time during the term of this Services Agreement.

“OIS” has the meaning set forth in the Preamble.

“OTM” has the meaning set forth in the Preamble.

“Person” means any individual, partnership, limited partnership, limited liability company, joint venture, syndicate, sole proprietorship, corporation, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, or any other legal entity, including a government or political subdivision, department or agency of a government.

“Products” means the products manufactured by using the Intangible Assets, which products are listed in Exhibit 1 of this Services Agreement.

“Services Agreement” means this Services Agreement.

“Territories” means the territories listed in Exhibit 2 of this Agreement.

“Variable Consideration Payment” means the percentage of the Net Sales of the Products in the Territories (excluding Mexico) to be paid to Oculus Parties in accordance with Clause Third of this Services Agreement.

“VAT” means the Value Added Tax applicable in Mexico pursuant to the VAT Law.

1.02     Construction. Except where the context otherwise requires, wherever used, the singular includes the plural, the plural the singular, the use of any gender shall be applicable to all genders. The captions of this Services Agreementare for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Services Agreement or the intent of any provision contained in this Services Agreement. Except as otherwise specifically indicated, all references to Exhibit numbers refer to Exhibits of this Services Agreement, and all references to Exhibits refer to Exhibits attached hereto and incorporated herein. The words “herein”, “hereof”, “hereinafter”, “hereunder”, and words of similar import refer to this Services Agreementas a whole and not to any particular Exhibit hereof. The term “including” as used herein means including, without limiting the generality of any description preceding such term. The language of this Services Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against any Party.

Exhibit 7-35

SECOND. Technical Services Agreement.

The Oculus Parties hereby agree to provide to Invekra the required technical assistance in order to operate the Equipment, Manufacture the Products as currently Manufactured by OTM in Mexico, and apply and replicate the Technology in the Manufacture of the Products (the “Technical Assistance Services”). The Technical Assistance Services shall be rendered pursuant to the terms and conditions set forth in Exhibit 4 hereto.

THIRD. Payment of Variable Consideration.

3.01     In consideration of the rendering of the Technical Assistance Services, Invekra shall pay to the Oculus Parties 3% (three per cent) of the Net Sales of the Products in the Territories (excluding Mexico), plus VAT (if applicable), deducting any withholding tax (if applicable), during the following 10 (ten) years counted from the date hereof (the “Variable Consideration”), to be paid as set forth in Clause Third, Subsection 3.02, provided that this payment shall not be less than US$2,500,000.00 (two million and five hundred thousand Dollars 00/100 currency of the United States of America) plus VAT (if applicable), deducting any withholding tax (if applicable). The Oculus Parties hereby appoint OTM to receive the Variable Consideration under this Services Agreement.

3.02     The Variable Consideration shall be paid in quarterly instalments following the calendar quarter (March 31, June 30, September 30, and December 31 of every year) (the “Variable Consideration Payment”). Invekra shall report to OTM within 5 (five) calendar days of such quarter end (or on April 5, July 5, October 5, and January 5 of every year) the amount of Net Sales (the “Quarterly Report”). Following the 5 (five) calendar day period as of the Quarterly Report, the Parties shall fix the applicable Exchange Rate pursuant to this Services Agreement. Invekra shall pay the Variable Consideration owed, plus VAT (if applicable), in US Dollars at the Exchange Rate within the following 5 (five) calendar day period as of the expiration of the 5 (five) calendar day preceding period.

In any event, Invekra shall pay annually not less than US$250,000.00 (two hundred fifty thousand dollars 00/100 currency of the United States of America) plus VAT (if applicable) (“Guaranteed Payment”). The Guaranteed Payment shall be calculated pursuant to the Exchange Rate.

If the Variable Consideration is less than the Guaranteed Payment, for a certain year, Invekra shall pay to OTM the difference between the 3% (three percent) of the Net Sales and the Guaranteed Payment. If in a certain year, Invekra has paid to OTM (as applicable) any amounts as Guaranteed Payment not sourced by Net Sales, such amounts may be credited by Invekra to pay Variable Consideration exceeding Guaranteed Payments in any following year, during the 10 (ten) year period as of the date hereof, in the understanding that amounts paid as Guaranteed Payments shall not be used to credit Guaranteed Payments, and Guaranteed Payments shall always be paid in priority. The above procedure shall be applied during the following 10 (ten) years after the date hereof. If Invekra pays the Guaranteed Payment in accordance with the provisions hereof before the 10 (ten) year period, Invekra shall continue paying the Variable Consideration Payment until the 10th (tenth) anniversary after the date hereof.

Invekra shall transfer the Variable Consideration Payment to OTM, in any of:

OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.

BANK: [_]†

Account Number: [  ]†

CLABE: [_]†

Currency: Mexican Peso.

OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.

BANK: [_]†

Account Number: [_]†

CLABE: [_]†

Currency: US Dollars.

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 7-36

FOURTH. Compensation of Supply Penalty.

Oculus Parties hereby acknowledge that under the Assignment and Amendment to the Supply Agreement, the Oculus Parties have assumed to pay Invekra or Invekra’s designee a penalty of US$2’000,000.00 (two million Dollars 00/100) (the “Supply Penalty”), in case of failure of Oculus Parties to supply the Products for more than 4 (four) consecutive months. In this event, Invekra shall be entitled to credit the payment of any Variable Consideration in favor of Oculus Parties, against the collection of the Supply Penalty. The Parties agree that the Supply Penalty shall be reduced 12.5% (twelve point five percent) each quarter of the term of the Assignment and Amendment to the Supply Agreement.

FIFTH. Sales Audit.

Prior written request with at least 5 (five) Business Days in advance, Oculus Parties shall have the right to perform visits, audits, reviews or inspection methods and/or procedures regarding the sales records and accounting of Invekra, exclusively related to the Products, in order to confirm the Net Sales. The audit shall take place in Business Days and hours.

On such inspections, Buyer agrees to provide Oculus Parties upon request all necessary documents and information required for the performance of the audits, reviews and inspection referred to in the above paragraph.

At the expense of Oculus Parties and Invekra on a 50% percent basis, each year as of the date hereof and until the expiration of this Services Agreement, Parties shall retain the services of Invekra’s independent auditor to perform an audit of the Net Sales of the Products in the Territories (excluding Mexico) in connection with the payment of the Variable Consideration.

SIXTH. Interest.

Any failure by Invekra to make a payment within thirty (30) calendar days after the date when due, shall obligate Invekra to pay to OTM, as applicable, computed interest, the interest period commencing on the due date and ending on the payment day, at a rate per annum equal to the Prime Rate as publicly announced by Bank of America plus three (3) percentage points. Interest shall be compounded annually in arrears. Such interest shall be due and payable on the tender of the underlying principal payment.

SEVENTH. Guarantee and penalty. In order to guarantee the fulfillment of obligations of Invekra hereunder, the Parties agree on the following:

a)	Guarantor shall grant an acquisition option to Oculus Parties to acquire directly or through an appointed designee (such designee to be duly notified to Invekra) the Health Registrations. Said acquisition option may be exercised by Oculus Parties exclusively when Invekra incurs in any breach of payment under the terms of Clause Third hereof or under the Assignment and Amendment to the Supply Agreement. Guarantor shall grant on the date hereof an irrevocable power of attorney in favor of the persons appointed by Sellers identified in Exhibit 6 (“Second AO POA”) to execute the acquisition option, as applicable. Further terms and conditions of the acquisition option shall be set forth in the Amendment Agreement to the Acquisition Option.

b)	In case of default by Invekra in any payment referred to in Clause Third of this Services Agreement, Invekra shall be obligated to pay to Oculus Parties, as penalty, the amount of US$2’500,000.00 (two million five hundred thousand Dollars 00/100). This penalty payment shall be paid by the Invekra within 10 (ten) Business Days following the written request of Oculus Parties. Any such payment hereunder shall be made in accordance with Clause Sixth hereof.

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 7-37

EIGHTH. Efforts to Sell. Invekra, directly or through any of its Affiliates, shall use commercially reasonable efforts to sell the Products in the Territories. Invekra shall sell the Products within the Territories in due compliance with all applicable Laws and regulations and standards of industry or professional conduct in connection in Mexico and each of the Territories, including without limitation, those applicable to exportation, importation, product claims, labeling, approvals, registrations and notifications. Invekra agrees to market and label the Products consistent with all applicable regulatory label claims.

NINTH. Rescission. This Services Agreementmay be rescinded by any Party hereunder, in case of material breach by the other Party of any of the Clauses of this Services Agreement, through written notice from the affected Party to the breaching Party with at least 10 (ten) Business Days in advance of the rescission date, specifying the cause of the breach. The breaching Party will have 9 (nine) Business Days to cure such breach (except for payment defaults, which may be cured in 5 (five) Business Days as of the date of breach, in the understanding that any due interest on such amounts shall accrue pursuant to Clause Sixth of this Services Agreement. If the breaching Party does not cure such breach within such 9 (nine) or 5 (five) Business Days, as applicable, the affected Party may terminate this Services Agreementwith no further liability.

TENTH. Taxes, Fees and Expenses. Except as otherwise provided in this Services Agreement, each Party shall be solely responsible for payment of Taxes caused to each of them in accordance with their corresponding tax applicable Law. Each Party shall bear its own expenses and fees (including without limitation, if incurred, fees and expenses of legal counsel, investment bankers, brokers, auditors, or other consultants) incurred in connection with any matter whether or not relating to or arising out of this Services Agreement.

ELEVENTH. Force Majeure. A Party shall not be liable for non performance or delay in performance (other than obligations regarding confidentiality) caused by any event reasonably beyond the control of such party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lockouts, epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency.

TWELFTH. Statutory references. Any references to any statue, law, regulation, or ordinance shall be deemed to include any amendments thereto from time to time or any successor statue, law, regulation or ordinance thereof.

THIRTEENTH. Notifications. The Parties designate as their domiciles to hear and receive notifications, emplacements, documents, and for other purposes specified in this Services Agreement the following:

OIS	OTM
1129 No. McDowell Boulevard, Petaluma, California, USA 94954 Attn. Legal Representative Email: [_]†; [_]†; [_]†	Industria Vidriera 81, Fracc. Industrial Zapopan Norte, C.P. 45130, Zapopan, Jalisco, Mexico Attn. Legal Representative Email: [_] †

BUYER	GUARANTOR
Boulevard Adolfo López Mateos	Boulevard Adolfo López Mateos
número 314, Colonia Tlacopac,	número 314, Colonia Tlacopac,
Delegación Álvaro Obregón,	Delegación Álvaro Obregón,
C.P. 01049, Ciudad de México, México	C.P. 01049, Ciudad de México, México
Attn. Legal Representative	Attn. Legal Representative
Email: [_] † Email: [_] †; [_] †; [_] †	[_] †; [_] †

Notwithstanding the foregoing, Oculus Parties hereby agree that any notifications or communications due to any of Oculus Parties, may be addressed and delivered to OTM’s appointed address set forth in this Clause, provided that a copy of said communication is delivered to OIS via email, and such notification shall be deemed effective as if made to OIS directly, in which case, the notification to OIS shall be deemed effective as of the 72 (seventy-two) hours following the delivery of the emailed copy to OIS.

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 7-38

FOURTEENTH. Applicable Law and Jurisdiction. This Services Agreement is subject and governed by the laws of Mexico City. In case of controversy, dispute or Claim of any kind in connection with this Services Agreement, the Parties submit explicitly to the jurisdiction of the competent courts of Mexico City and waive explicitly the jurisdiction by reason of their present of future domiciles or for any other reason that may correspond to the current or future circumstances.

FIFTEENTH. Counterparts. This Services Agreement may be executed in four counterparts, in original all of which shall be considered one and the same Services Agreement, and all of which shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, the Parties have executed this Services Agreement in Mexico City, on October 27th 2016.

OCULUS PARTIES

OIS	OTM
/s/ Jim Schutz oculus innovative Sciences, inc. By: Mr. Jim Schutz	/s/_Everardo Garibay Ramírez oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

INVEKRA	GUARANTOR

/s/ Ricardo Guillermo Amtmann Aguilar	/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V.	MORE PHARMA CORPORATION,
By: Ricardo Guillermo Amtmann Aguilar	S. DE R.L. DE C.V.
By: Mr. Ricardo Guillermo Amtmann Aguilar

Exhibit 7-39

EXHIBIT 1 TO THE TECHNICAL SERVICES AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V., WITH THE appearance of more pharma corporation, s. de r.l. de c.v.

products

[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †	[_] †
[_] †

OIS	OTM
/s/ Jim Schutz oculus innovative Sciences, inc. By: Mr. Jim Schutz	/s/_Everardo Garibay Ramírez oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER	GUARANTOR

/s/ Ricardo Guillermo Amtmann Aguilar	/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V.	MORE PHARMA CORPORATION,
By: Ricardo Guillermo Amtmann Aguilar	S. DE R.L. DE C.V.
By: Mr. Ricardo Guillermo Amtmann Aguilar

____________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 7-40

EXHIBIT 2 TO THE TECHNICAL SERVICES AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V., WITH THE appearance of more pharma corporation, s. de r.l. de c.v.

TERRITORIES

Antigua & Barbuda	Guadalupe
Argentina	Guatemala
Aruba & Curacao	Haiti
Bahamas	Honduras
Barbados	Jamaica
Belize	Martinique
Bolivia	Mexico
Bonaire	Nicaragua
Brazil (excluding Dermatological Products)	Panama
British Guyana	Paraguay
British Islands	Peru
Cayman Islands	San Cristobal & Nieves
Chile	St. Bartolome
Colombia	Sta. Lucía
Costa Rica	St. Vincent & Grenades
Cuba	Surinam
Dominica	Trinidad & Tobago
Dominican Republic	Turks & Caicos Islands
Ecuador	Uruguay
El Salvador	Venezuela
French Guyana	Virgin Islands
Grenada

OIS	OTM
/s/ Jim Schutz oculus innovative Sciences, inc. By: Mr. Jim Schutz	/s/_Everardo Garibay Ramírez oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER	GUARANTOR

/s/ Ricardo Guillermo Amtmann Aguilar	/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V.	MORE PHARMA CORPORATION,
By: Ricardo Guillermo Amtmann Aguilar	S. DE R.L. DE C.V.
By: Mr. Ricardo Guillermo Amtmann Aguilar

Exhibit 7-41

EXHIBIT 3 TO THE TECHNICAL SERVICES AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V., WITH THE appearance of more pharma corporation, s. de r.l. de c.v.

HEALTH REGISTRATIONS

COMMERCIAL NAME	PRODUCT	NUMBER	TYPE	MANUFACTURER	HEALTH REGISTRATIONS BOTTLE SIZES
[_] †	Antiseptic solution	1075C2003SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Dermatological Gel	1397C2010SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic Gel	0557C2016SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic solution	0835C2016SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Dermatological Gel	0963C2016SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Sterilization solution	1031C2016SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Dermatological solution	0253C2015SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic solution	02558C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Bladder Irrigation Solution	0257C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Dermatological Gel	2014C2013SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †

 _____________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 7-42

COMMERCIAL NAME	PRODUCT	NUMBER	TYPE	MANUFACTURER	HEALTH REGISTRATIONS BOTTLE SIZES
[_] †	Dermatological Gel	2030C2013SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic Gel	0176C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Dermatological solution	1399C2010SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic solution	0335C2015SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic Gel	0963C2015SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic and sterilizing solution	0964C2015SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic Gel	0198C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Odontologic solution	2098C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic solution	2099C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Odontologic solution	2100C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Nasal solution	2411C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic solution	1263C2013SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †
[_] †	Antiseptic solution	1264C2013SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_] †

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 7-43

No.	Commercial Name	Country	Registration #	Effective Date	Status	Holder	Class	Sizes
1	[_] †	Guatemala	PHH-28	17/07/2018	Valid (13)	More Pharma Corp	Device	[_] †
2	[_] †	Guatemala	OD-2647	04/08/2021	Valid (16)	More Pharma Corp	Cosmetic	[_] †
3	[_] †	El Salvador	I.M. 004611072013	11/07/2018	Valid (13)	More Pharma Corp	Device	[_] †
4	[_] †	El Salvador	1EC20840716	21/07/2021	Valid (16)	More Pharma Corp	Cosmetic	[_] †
5	[_] †	Honduras	DM-00345	12/03/2018	Valid (13)	More Pharma Corp	Device	[_] †
6	[_] †	Panamá	77679	In renewal	Submitted RR 25-Jan -16	More Pharma Corp	Medication	[_] †
7	[_] †	Panamá	90567	13/11/2025	Valid (16)	More Pharma Corp	Cosmetic Medication	[_] †
8	[_] †	Jamaica	15A 1036	Without expiration	Valid (13)	More Pharma Corp	Device	[_] †

No.	Commercial Name	Country	Registration #	Effective Date	Status	Holder	Class	Sizes
9	[_] †	Colombia	2015DM-0012772	10/04/2025	Valid (15)	More Pharma Corp	Device	[_] †
10	[_] †	Colombia	NSOC73157-16CO	21/07/2023	Valid (16)	More Pharma Corp	Cosmetic	[_] †
11	[_] †	Colombia	NSOC13866-16EC	09/08/2023	Valid (16)	More Pharma Corp	Cosmetic	[_] †
12	[_] †	Colombia	NSOC13867-16EC	09/08/2023	Valid (16)	More Pharma Corp	Cosmetic	[_] †
13	[_] †	Chile	1794C-11/16	Without expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_] †
14	[_] †	Chile	1794C-10/16	Without expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_] †
15	[_] †	Chile	1794C-9/16	Without expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_] †
16	[_] †	Ecuador	1471-DME-1215	01/12/2020	Valid(15)	More Pharma Corp	Device	[_] †
17	[_] †	Ecuador	NSOC13866-16EC	09/08/2023	Valid (16)	Sanfer- Bussié Ecuador	Cosmetic	[_] †
18	[_] †	Ecuador	NSOC13867-16EC	09/08/2023	Valid (16)	Sanfer- Bussié Ecuador	Cosmetic	[_] †
19	[_] †	Costa Rica	C-MX-16-03364	16/09/2021	Valid (16)	More Pharma Corp	Cosmetic	[_] †

__________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 7-44

REGISTRATIONS IN PROCESS

No.	Commercial Name	Country	Process	Status	Class	Sizes
1	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
2	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
3	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
4	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
5	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
6	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
7	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
8	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
9	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †
10	[_] †	[_] †	[_] †	[_] †	[_] †	[_] †

OIS	OTM
/s/ Jim Schutz oculus innovative Sciences, inc. By: Mr. Jim Schutz	/s/_Everardo Garibay Ramírez oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER	GUARANTOR

/s/ Ricardo Guillermo Amtmann Aguilar	/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V.	MORE PHARMA CORPORATION,
By: Ricardo Guillermo Amtmann Aguilar	S. DE R.L. DE C.V.
By: Mr. Ricardo Guillermo Amtmann Aguilar

______________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 7-45

EXHIBIT 4 TO THE TECHNICAL SERVICES AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V., WITH THE appearance of more pharma corporation, s. de r.l. de c.v.

TECHNICAL SERVICES

The Technical Assistance Services shall be rendered by OTM to Invekra or Invekra’s designee, from time to time, upon written request from Invekra or Invekra’s designee, with anticipation of 2 (two) Business Days for Technical Assistance Services to be rendered in Mexico or 5 (five) Business Days for Territories other than Mexico when the OTM’s technicians are in Mexico; or with anticipation of 5 (five) Business Days for Technical Assistance Services to be rendered in Mexico or 10 (ten) Business Days for Territories other than Mexico when the OTM’s technicians are in any other country.

The scope of the Technical Assistance Services shall be the replication of the Technology in Invekra’s or Invekra’s designee facilities, which include amongst others:

-	Instructions as to the replication of the Technology, in particular as to how to operate and complete the process for the Manufacture of the Products as set forth in Schedule A hereto;
-	Resolve questions and give support and assistance on the building up or construction of an area or facility for the Manufacture of the Products;
-	Instructions for the operation of the Equipment;
-	Maintenance services on the Equipment and any spare parts thereof;
-	Review and provide sign off on the building up or construction of an area or facility for the Manufacture of the Products.

Any out-of-pocket and travel expenses incurred by Sellers in the rendering of the Technical Assistance Services shall be paid by Invekra upon delivery of the corresponding invoices to Invekra from OTM.

The Parties acknowledge that the Technical Assistance Services shall be rendered during the period of the Assignment and Amendment to the Supply Agreement. If required by Invekra in writing, this period shall be extended up to the 2nd anniversary of the Technical Delivery.

OIS	OTM
/s/ Jim Schutz oculus innovative Sciences, inc. By: Mr. Jim Schutz	/s/_Everardo Garibay Ramírez oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER	GUARANTOR

/s/ Ricardo Guillermo Amtmann Aguilar	/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V.	MORE PHARMA CORPORATION,
By: Ricardo Guillermo Amtmann Aguilar	S. DE R.L. DE C.V.
By: Mr. Ricardo Guillermo Amtmann Aguilar

Exhibit 7-46

EXHIBIT 5 TO THE TECHNICAL SERVICES AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V., WITH THE appearance of more pharma corporation, s. de r.l. de c.v.

FIRST AO POA REVOCATION

Mr. Everardo Garibay Ramírez, on behalf of Oculus Technologies of Mexico, S.A. de C.V., hereby resignes to the special irrevocable power of attorney and capacities granted by More Pharma Coporation, S. de R.L. de C.V. by means of public deed number 90,171, dated September 10, 2012, under oath by Mr. José Ignacio Sentíes Laborde, notary public 104 of Mexico City.

Oculus Technologies of México, S.A. de C.V., through its legal representative, states that the power of attorney was never exercised and therefore there is no outstanding debt of any kind nor acts or effects with third parties regarding the same.

More Pharma Corporation, S. de R.L. de C.V., through its legal representative hereby agrees with the resignation of the power of attorney.

Exhibit 7-47

EXHIBIT 6 TO THE TECHNICAL SERVICES AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V., WITH THE appearance of more pharma corporation, s. de r.l. de c.v.

SECOND AO POA

More Pharma Corporation, S. de R.L. de C.V., through its legal representative, hereby grants in favor of Messrs. Everardo Garibay Ramírez, Jim Schutz and Bruce Thorton, which shall be exercised by each one of the attorneys-in-fact either severally or jointly, a special irrevocable power of attorney in terms of article 2596 of the Federal Civil Codes and of its corresponding provisions of the Civil Code for the Federal District and of the Civil Codes of the other Federal Entities of the United Mexican States. The attorneys-in-fact may carry out the signature of public and/or private documents, as well as any other necessary act to fulfill the obligations that More Pharma Corporation, S. de R.L. de C.V. assumed in terms of the Acquisition Option of Health Registrations Agreement and the amendment agreement to such Option executed into by and between More Pharma Corporation, S. de R.L. de C.V. and Oculus Technologies of Mexico, S.A. de C.V. dated August 15th, 2016 and October 27th, 2016, respectively (the “Option Agreement”).

Within the specialty of the power of attorney, each of the attorneys-in-fact shall have general authority to perform acts of administration and dominium in terms of second and third paragraphs of article 2554 and of its corresponding provisions of the Civil Code for the Federal District and of the Civil Codes of the other Federal Entities of the United Mexican States.

This power of attorney will be effective during the effective date of the Option Agreement.

Exhibit 7-48

EXHIBIT 7 TO THE TECHNICAL SERVICES AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V., WITH THE appearance of more pharma corporation, s. de r.l. de c.v.

INPUT COSTS

PRODUCT	Direct Cost	Manufacture Expenses	Rolling Services	Price
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†

OIS	OTM
/s/ Jim Schutz oculus innovative Sciences, inc. By: Mr. Jim Schutz	/s/_Everardo Garibay Ramírez oculus technologies of mexico, s.a. de c.v. By: Mr. Everardo Garibay Ramírez

BUYER	GUARANTOR

/s/ Ricardo Guillermo Amtmann Aguilar	/s/ Ricardo Guillermo Amtmann Aguilar
INVEKRA, S.A.P.I. DE C.V.	MORE PHARMA CORPORATION,
By: Ricardo Guillermo Amtmann Aguilar	S. DE R.L. DE C.V.
By: Mr. Ricardo Guillermo Amtmann Aguilar

Exhibit 7-49

EXHIBIT 8 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT

ASSIGNMENT AND AMENDMENT AGREEMENT

This ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT (this “Agreement”), dated as of October 27, 2016, is made by and between Oculus Innovative Sciences, Inc., (hereinafter referred to as “Assignor”), represented by Mr. Jim Schutz; Invekra S.A.P.I. de C.V., (hereinafter referred as to “Assignee”), represented by Mr. Ricardo Guillermo Amtmann Aguilar; Oculus Technologies of Mexico, S.A. de C.V. (hereinafter referred to as “Manufacturer”), represented by Mr. Everardo Garibay Ramírez; and Grimann, S.A. de C.V., (hereinafter referred to as “Grimann”), represented by Mr. Ricardo Guillermo Antmann Aguilar.

WHEREAS, pursuant to that certain Exclusive Distribution and Supply Agreement (the “Distribution Agreement”), dated as of October 1, 2015 for a Territory as defined therein, by and among Assignor, Manufacturer and Grimann, the Assignor requested in accordance to section 8.6 Grimann and Manufacturer’s prior consents in order to assign and convey to Assignee all the Assignor´s rights, title and interest in and to the Distribution Agreement.

WHEREAS, in terms of section 8.6 of the Distribution Agreement, Grimann and Manufacturer hereby consent to the transfer to the Assignee with respect of all of Assignor’s right, title and interest in and to the Distribution Agreement.

WHEREAS, the Assignee has agreed to acquire and assume, the rights and obligations of the Assignor pertaining the Distribution Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

1.            Terms. All capitalized terms used and not otherwise defined herein shall have the respective meanings specified for such terms in the Distribution Agreement or in the APA.

2.            Assignment and Acceptance. For the consideration as provided under the APA, Assignor hereby assigns and conveys to Assignee, and Assignee hereby acquires and assumes from Assignor, all right, title and interest of Assignor in and to the Distribution Agreement, and all interest, rights, title and obligations of Assignor deriving therefrom.

3.            Assumption of Liabilities by Assignee. Assignee shall pay, perform, discharge and otherwise fully satisfy when due, any and all Liabilities (including compliance with all Laws) arising out of or related to the Distribution Agreement.

4.            Assumption of Liabilities by Manufacturer. Manufacturer hereby ratifies all of its obligations under the Distribution Agreement towards Grimann, and hereby agrees to be bound to pay, perform, discharge and otherwise fully satisfy when due, any and all Liabilities (including compliance with all Laws) arising out of or related to the Distribution Agreement, in connection with the Manufacture of the Products, including the terms and conditions hereby stipulated.

5.            Penalty Clause. Assignor and Manufacturer hereby agree to pay Assignee or Assignee’s designee a penalty of US$2’000,000.00 (two million Dollars 00/100) (the “Supply Penalty”), in the event of failure of Manufacturer to supply the Products to Grimann for more than 120 (one hundred twenty) calendar days. In this event, Assignee shall be entitled to credit the payment of any Variable Purchase Price in favor of Assignor and Manufacturer, against the collection of the Supply Penalty. The Parties agree that the Supply Penalty shall be reduced 12.5% (twelve point five percent) each quarter of the term of the Distribution Agreement.

Exhibit 8-50

6.            Termination of the Stock Pledge Agreement. The Parties hereto agree that upon termination of this Agreement the Stock Pledge Agreement, dated September 26, 2012 shall be terminated and More Pharma shall be obligated to return to OTM and Mr. Everardo Garibay Ramírez the share certificates granted in guarantee pursuant to such Stock Pledge Agreements. The Parties agree to complete all the actions to cancel the pledge.

7.            No Representations or Warranties. Except as expressly provided in the Distribution Agreement and the APA, Assignor makes no representation or warranty, express or implied, either in fact or by operation of law, by statute or otherwise, and Assignor specifically disclaims any and all implied or statutory warranties, including warranties of merchantability, fitness for a particular purpose, non-infringement of intellectual property rights and sufficiency of assets.

8.            Further Assurances. Subject to the express limitations of the relevant provisions of the Distribution Agreement, each party hereto shall execute and deliver such additional instruments and other documents and use all commercially reasonable efforts to take or cause to be taken, all actions and to do, or cause to be done, all things necessary under law to consummate the transactions contemplated hereby.

9.            Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10.         Amendment to Territory. The parties agree to modify the content of Section 1. Definitions pertaining the Territory as follows:

““Territory” means the territories listed in Schedule B of the Assignment and Amendment to the Supply Agreement”.

11.         Amendment to Existing Prices. Because of this Agreement, the Manufacturer agree to modify the prices of the Products. Therefore, the Parties agree to modify the content of Schedule “A” section A) as follows.

“A) PRODUCTS AND PRICES:

An ongoing Transfer Price in the following Mexican Pesos amounts per unit, plus VAT (Value Added Tax or “Impuesto al Valor Agregado”), for all sales in the Territory shall be the specified in Schedule A hereto."

12.         Amendment to payment terms. The Parties agree to modify the Method of Payment from sixty (60) days to fifteen (15) days after Product delivery as follows.

“4.2 Method of Payment. The Transfer Price will be paid to Manufacturer within fifteen (15) days after Product delivery date, provided that Manufacturer shall deliver an invoice compliant with applicable law.”

13.         Elimination of to section 3.6 paragraph (b) The Parties agree to eliminate the obligation of Grimann to transfer or cancel registrations obtained as of Manufacturer’s registrations previously to Manufacturer at the end of the Distribution Agreement, provided that Assignor does not exercise its rights under the Amendment Agreement to the Acquisition Option Therefore, the parties agree to modify the content of Section 3.7 paragraph (b) as follows:

“3.7 Intentionally left in blank”.

14. Amendment to section 6.1. The Parties agree to modify the Term of the Agreement as follows:

“6.1. Term. The term of this Agreement shall be of two (2) years from the signing date of this Agreement, in the understanding that Grimann shall be entitled to early terminate this Agreement, at its sole discretion, by giving a 90 (ninety) day period notice prior to such termination, provided that any obligation from the parties assumed prior to such termination shall remain valid until its full completion, in particular, firm purchaser orders and quantities of Products order under a valid rolling forecast.”

Exhibit 8-51

15.         Amendment to section 8.10. The Parties agree to amend Section 8.10 of the Distribution Agreement, so that as of the date hereof, Section 8.01 shall read as follows:

“8.10. Dispute Resolution and Applicable Law. This Agreement is subject and governed by the laws of Mexico City. In case of controversy, dispute or claim of any kind in connection with this Agreement, the Parties submit explicitly to the jurisdiction of the competent courts of Mexico City and waive explicitly the jurisdiction by reason of their present of future domiciles or for any other reason that may correspond to the current or future circumstances.”

16.         Amendment to section 3.2. The Parties agree to substitute Section 3.2, with the following paragraphs, which shall read as follows:

“Manufacturer shall deliver the Products supplied hereunder at the domicile located at Industria Vidriera 81, Fracc. Industrial Zapopan Norte, Zapopan, Jalisco. C.P. 45130.

Moreover, Grimann shall deliver to Manufacturer on a monthly basis a schedule showing its estimated requirements for Product during each of the succeeding twelve months ("Product Rolling Forecast").The first three months are considered binding and this quantity must be reflected in purchase orders to Manufacturer.”

17.         Amendment to Minimum Purchase Requirements obligations. The Parties hereto agree to eliminate the definition “Minimum Purchase Requirements” from the Distribution Agreement, including any and all obligations from the Parties related to said definition in the Distribution Agreement.

18.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

19.         Modification and Waivers. This Agreement may be modified or amended only by written agreement of all of the parties hereto. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

20.         Governing Law. This Agreement shall be governed and construed in accordance with Section 8.10 of the Distribution Agreement.

21.         Conflicts. Except for the amendments stipulated hereunder in the event in the event of a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, the provisions of the Distribution Agreement shall govern.

ASSIGNOR: OCULUS INNOVATIVE SCIENCES, INC. By: /s/ Jim Schutz Name: Jim Schutz	ASSIGNEE: INVEKRA, S.A.P.I. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar

MANUFACTURER: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. By: /s/ Everardo Garibay Ramírez Name: Everardo Garibay Ramírez	GRIMANN: GRIMANN CORPORATION, S. DE R.L. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Mr. Ricardo Guillermo Amtmann Aguilar

Exhibit 8-52

schedule A TO THE ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT DATED OCTOBER 27, 2016, ENTERED INTO BY AND BETWEEN oculus innovative sciences, inc., oculus technologies of mexico, S.A. de C.V., INVEKRA, S.A.P.I. DE C.V. AND GRIMANN, S. DE R.L. DE C.V.

PRODUCTS AND PRICES

PRODUCT	Direct Cost	Manufacture Expenses	Rolling Services	Price
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†
[_]† [ ]†	$[_]†	$[_]†	$[_]†	$[_]†

ASSIGNOR: OCULUS INNOVATIVE SCIENCES, INC. By: /s/ Jim Schutz Name: Jim Schutz	ASSIGNEE: INVEKRA, S.A.P.I. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar
MANUFACTURER: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. By: /s/ Everardo Garibay Ramírez Name: Everardo Garibay Ramírez	GRIMANN: GRIMANN CORPORATION, S. DE R.L. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Mr. Ricardo Guillermo Amtmann Aguilar

_________________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 8-53

schedule B TO THE ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT DATED OCTOBER 27, 2016, ENTERED INTO BY AND BETWEEN oculus innovative sciences, inc., oculus technologies of mexico, S.A. de C.V., INVEKRA, S.A.P.I. DE C.V. AND GRIMANN, S. DE R.L. DE C.V.

TERRITORIES

Antigua & Barbuda	Guadalupe
Argentina	Guatemala
Aruba & Curacao	Haiti
Bahamas	Honduras
Barbados	Jamaica
Belize	Martinique
Bolivia	Mexico
Bonaire	Nicaragua
Brazil (excluding Dermatological Products)	Panama
British Guyana	Paraguay
British Islands	Peru
Cayman Islands	San Cristobal & Nieves
Chile	St. Bartolome
Colombia	Sta. Lucía
Costa Rica	St. Vincent & Grenades
Cuba	Surinam
Dominica	Trinidad & Tobago
Dominican Republic	Turks & Caicos Islands
Ecuador	Uruguay
El Salvador	Venezuela
French Guyana	Virgin Islands
Grenada

ASSIGNOR: OCULUS INNOVATIVE SCIENCES, INC. By: /s/ Jim Schutz Name: Jim Schutz	ASSIGNEE: INVEKRA, S.A.P.I. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name:Ricardo Guillermo Amtmann Aguilar
MANUFACTURER: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. By: /s/ Everardo Garibay Ramírez Name: Everardo Garibay Ramírez	GRIMANN: GRIMANN CORPORATION, S. DE R.L. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Mr. Ricardo Guillermo Amtmann Aguilar

Exhibit 8-54

MX ASSIGNMENT AND AMENDMENT AGREEMENT

This MX ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT (the “Agreement”), dated as of October 27, 2016, is made by and between Oculus Innovative Sciences, Inc. (hereinafter referred to as “Assignor”), represented by Mr. Jim Schutz; Invekra, S.A.P.I. de C.V. (hereinafter referred as to “Assignee”), represented by Mr. Ricardo Guillermo Amtmann Aguilar; Oculus Technologies of Mexico, S.A. de C.V. (hereinafter referred to as “Manufacturer”) represented by Mr. Everardo Garibay Ramírez; and More Pharma Corporation, S. de R.L. de C.V. (hereinafter referred to as “More Pharma”), represented by Mr. Ricardo Guillermo Amtmann Aguilar.

WHEREAS, pursuant to that certain License, Exclusive Distribution and Supply Agreement (the “License Agreement”), dated as of August 8, 2012 for the Territory (as such term is defined therein), by and among Assignor, Manufacturer and More Pharma, the Assignor requested in accordance to section 9.6 More Pharma and Manufacturer’s prior consents in order to assign and convey to Assignee all the Assignor´s rights, title and interest in and to the License Agreement.

WHEREAS, as of even date herewith, the parties hereto have entered into an asset purchase agreement pursuant to which, amongst other provisions, Assignor and Manufacturer have transferred to Assignee, for consideration, certain intangible rights related to the Manufacture of the Products, including the Proprietary Rights (the “APA”).

WHEREAS, in terms of section 8.6 of the License Agreement, More Pharma and Manufacturer hereby consent to the transfer to the Assignee with respect of all of Assignor’s right, title and interest in and to the License Agreement.

WHEREAS, the Assignee has agreed to acquire and assume, the rights and obligations of the Assignor pertaining the License Agreement.

WHEREAS, notwithstanding the assignment contemplated under this Agreement by Assignor, Manufacturer shall remain liable for all of its obligations under the License Agreement (including any amendments contemplated hereunder) towards More Pharma.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

1.            Terms. All capitalized terms used and not otherwise defined herein shall have the respective meanings specified for such terms in the License Agreement or in the APA.

2.            Assignment and Acceptance. For consideration, as provided under the APA, Assignor hereby assigns and conveys to Assignee, and Assignee hereby acquires and assumes from Assignor, all right, title and interest of Assignor in and to the License Agreement, and all interest, rights, title and obligations of Assignor deriving therefrom.

3.            Assumption of Liabilities by Assignee. Assignee shall pay, perform, discharge and otherwise fully satisfy when due, any and all Liabilities (including compliance with all Laws) arising out of or related to the License Agreement.

4.            Assumption of Liabilities by Manufacturer. Manufacturer hereby ratifies all of its obligations under the License Agreement towards More Pharma, and hereby agrees to be bound to pay, perform, discharge and otherwise fully satisfy when due, any and all Liabilities (including compliance with all Laws) arising out of or related to the License Agreement, in connection with the Manufacture of the Products, including the terms and conditions hereby stipulated.

5.            Penalty Clause. Assignor and Manufacturer hereby agree to pay Assignee or Assignee’s designee a penalty of US$2’000,000.00 (two million Dollars 00/100) (the “Supply Penalty”), in the event of failure of Manufacturer to supply the Products to More Pharma for more than 120 (one hundred twenty) calendar days. In this event, Assignee shall be entitled to credit the payment of any Variable Purchase Price in favor of Assignor and Manufacturer, against the collection of the Supply Penalty. The Parties agree that the Supply Penalty shall be reduced 12.5% (twelve point five percent) each quarter of the term of the License Agreement.

Exhibit 8-55

6.            Termination of the Stock Pledge Agreement. The Parties hereto agree that upon termination of this Agreement the Stock Pledge Agreement, dated September 26, 2012 shall be terminated and More Pharma shall be obligated to return to OTM and Mr. Everardo Garibay Ramírez the share certificates granted in guarantee pursuant to such Stock Pledge Agreements. The Parties agree to complete all the actions to cancel the pledge.

7.            No Representations or Warranties. Except as expressly provided in the License Agreement and the APA, Assignor makes no representation or warranty, express or implied, either in fact or by operation of law, by statute or otherwise, and Assignor specifically disclaims any and all implied or statutory warranties, including warranties of merchantability, fitness for a particular purpose, non-infringement of intellectual property rights and sufficiency of assets.

8.            Further Assurances. Subject to the express limitations of the relevant provisions of the License Agreement, each party hereto shall execute and deliver such additional instruments and other documents and use all commercially reasonable efforts to take or cause to be taken, all actions and to do, or cause to be done, all things necessary under law to consummate the transactions contemplated hereby.

9.            Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10.         Amendment to Existing Prices. Because of this Agreement, the Manufacturer agrees to modify the prices of the Products. Therefore, the Parties agree to modify the content of Schedule “A” section A) as follows:

“A) PRODUCTS AND PRICES:

An ongoing Transfer Price in the following Mexican Pesos amounts per unit, plus VAT (Value Added Tax or “Impuesto al Valor Agregado”), for all sales in the Territory shall be the specified in Schedule A hereto.”

11.         Amendment to payment terms. The Parties agree to modify the Method of Payment from sixty (60) days to fifteen (15) days after Product delivery as follows:

“4.3 Method of Payment. The Transfer Price will be paid to Manufacturer within fifteen (15) days after Product delivery date, provided that Manufacturer shall deliver an invoice compliant with applicable law.”

12.         Elimination of section 3.7 paragraph (b) The Parties agree to eliminate the obligation of the Assignee to transfer registrations or governmental approvals to Manufacturer at the end of the License Agreement, provided that Assignor does not exercise its rights under the Amendment Agreement to the Acquisition Option. Moreover, the Parties as well agree to cancel the First AO POA. The Parties agree that More Pharma shall grant the Second AO POA. Therefore, the Parties agree to modify the content of Section 3.7 paragraph (b) as follows:

“3.7 Intentionally left in blank”.

13.         Amendment to section 7.1. The Parties agree to modify the Term of the Agreement as follows:

“7.1. Term. The term of this Agreement shall be of two (2) years from the signing date of this Agreement, in the understanding that Assignee shall be entitled to early terminate this Agreement, at its sole discretion, by giving a 90 (ninety) day period notice prior to such termination, provided that any obligation from the parties assumed prior to such termination shall remain valid until its full completion, in particular, firm purchaser orders and quantities of Products order under a valid rolling forecast”.

Exhibit 8-56

14.         Amendment to section 9.10. The Parties agree to amend Section 9.10 of the License Agreement, so that as of the date hereof, Section 9.01 shall read as follows:

“9.10. Dispute Resolution and Applicable Law. This Agreement is subject and governed by the laws of Mexico City. In case of controversy, dispute or claim of any kind in connection with this Agreement, the Parties submit explicitly to the jurisdiction of the competent courts of Mexico City and waive explicitly the jurisdiction by reason of their present of future domiciles or for any other reason that may correspond to the current or future circumstances”.

15.         Amendment to section 3.3. The Parties agree to substitute second paragraph of Section 3.3, with the following paragraph, which shall read as follows:

“Manufacturer shall deliver the Products supplied hereunder at the domicile located at Industria Vidriera 81, Fracc. Industrial Zapopan Norte, Zapopan, Jalisco. C.P. 45130.”

16.         Amendment to Minimum Purchase Requirements obligations. The Parties hereto agree to eliminate the definition “Minimum Purchase Requirements” from the License Agreement, including any and all obligations from the Parties related to said definition in the License Agreement.

17.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

18.         Modification and Waivers. This Agreement may be modified or amended only by written agreement of all of the Parties hereto. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

19.         Governing Law. This Agreement shall be governed and construed in accordance Section 9.10 of the License Agreement.

20.         Conflicts. Except for the amendments stipulated hereunder in the event of a conflict between the provisions of this Agreement and the provisions of the License Agreement, the provisions of the License Agreement shall govern.

ASSIGNOR: OCULUS INNOVATIVE SCIENCES, INC. By: /s/ Jim Schutz Name: Jim Schutz	ASSIGNEE: INVEKRA, S.A.P.I. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar
MANUFACTURER: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. By: /s/ Everardo Garibay Ramírez Name: Everardo Garibay Ramírez	MORE PHARMA: MORE PHARMA CORPORATION, S. DE R.L. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar

Exhibit 8-57

schedule A TO THE MX ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT DATED OCTOBER 27, 2016, ENTERED INTO BY AND BETWEEN oculus innovative sciences, inc., oculus technologies of mexico, S.A. de C.V., INVEKRA, S.A.P.I. DE C.V. AND MORE PHARMA CORPORATION, S. DE R.L. DE C.V.

A)   PRODUCTS AND PRICES

OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. PRICE LIST OCTOBER 2016
Product//Presentation	Direct Cost	Manufacture Expenses	Rolling Services	Price
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†

/s/ Everardo Garibay Ramírez

Mr. Everardo Garibay Ramírez

Legal Representative

ASSIGNOR: OCULUS INNOVATIVE SCIENCES, INC. By: /s/ Jim Schutz Name: Jim Schutz	ASSIGNEE: INVEKRA, S.A.P.I. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar
MANUFACTURER: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. By: /s/ Everardo Garibay Ramírez Name: Everardo Garibay Ramírez	MORE PHARMA: MORE PHARMA CORPORATION, S. DE R.L. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar

_________________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 8-58

LATAM ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT

This LATAM ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT (the "Agreement"), dated as of October 27, 2016, is made by and between Oculus Innovative Sciences, Inc., (hereinafter referred to as “Assignor”), represented by Mr. Jim Schutz; Invekra S.A.P.I. de C.V., (hereinafter referred as to "Assignee"), represented by Mr. Ricardo Guillermo Amtmann Aguilar; Oculus Technologies of Mexico, S.A. de C.V. (hereinafter referred to as “Manufacturer”), and More Pharma Corporation, S. de R.L. de C.V., (hereinafter referred to as "More Pharma"), represented by Mr. Ricardo Guillermo Amtmann Aguilar.

WHEREAS, pursuant to that certain Exclusive Distribution and Supply Agreement (the “Distribution Agreement”), dated as of August 8, 2012 for a Territory as defined therein, by and among Assignor, Manufacturer and More Pharma, the Assignor requested in accordance to section 9.6, More Pharma and Manufacturer’s prior consents in order to assign and convey to Assignee all the Assignor´s rights, title and interest in and to the Distribution Agreement.

WHEREAS, as of even date herewith, the parties hereto have entered into an asset purchase agreement pursuant to which, amongst other provisions, Assignor and Manufacturer have transferred to Assignee, for consideration, certain intangible rights related to the Manufacture of the Products, including the Proprietary Rights (the “APA”).

WHEREAS, in terms of section 9.6 of the Distribution Agreement, More Pharma and Manufacturer hereby consent to the transfer to the Assignee with respect of all of Assignor’s right, title and interest in and to the Distribution Agreement.

WHEREAS, the Assignee has agreed to acquire and assume, the rights and obligations of the Assignor pertaining the Distribution Agreement.

WHEREAS, notwithstanding the assignment contemplated under this Agreement by Assignor, Manufacturer shall remain liable for all of its obligations under the Distribution Agreement (including any amendments contemplated hereunder) towards More Pharma.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

1.            Terms. All capitalized terms used and not otherwise defined herein shall have the respective meanings specified for such terms in the Distribution Agreement or in the APA.

2.            Assignment and Acceptance. For the consideration as provided Assignor hereby assigns and conveys to Assignee, and Assignee hereby acquires and assumes from Assignor, all right, title and interest of Assignor in and to the Distribution Agreement, and all interest, rights, title and obligations of Assignor deriving therefrom.

3.            Assumption of Liabilities by Assignee. Assignee shall pay, perform, discharge and otherwise fully satisfy when due, any and all Liabilities (including compliance with all Laws) arising out of or related to the Distribution Agreement.

4.            Assumption of Liabilities by Manufacturer. Manufacturer hereby ratifies all of its obligations under the Distribution Agreement towards More Pharma, and hereby agrees to be bound to pay, perform, discharge and otherwise fully satisfy when due, any and all Liabilities (including compliance with all Laws) arising out of or related to the Distribution Agreement, in connection with the Manufacture of the Products, including the terms and conditions hereby stipulated.

Exhibit 8-59

5.            Penalty Clause. Assignor and Manufacturer hereby agree to pay Assignee or Assignee’s designee a penalty of US$2’000,000.00 (two million Dollars 00/100) (the “Supply Penalty”), in the event of failure of Manufacturer to supply the Products to More Pharma for more than 120 (one hundred twenty) calendar days. In this event, Assignee shall be entitled to credit the payment of any Variable Purchase Price in favor of Assignor and Manufacturer, against the collection of the Supply Penalty. The Parties agree that the Supply Penalty shall be reduced 12.5% (twelve point five percent) each quarter of the term of the Distribution Agreement.

6.            Termination of the Stock Pledge Agreement. The Parties hereto agree that upon termination of this Agreement the Stock Pledge Agreement, dated September 26, 2012 shall be terminated and More Pharma shall be obligated to return to OTM and Mr. Everardo Garibay Ramírez the share certificates granted in guarantee pursuant to such Stock Pledge Agreements. The Parties agree to complete all the actions to cancel the pledge.

7.            No Representations or Warranties. Except as expressly provided in the Distribution Agreement, Assignor makes no representation or warranty, express or implied, either in fact or by operation of law, by statute or otherwise, and Assignor specifically disclaims any and all implied or statutory warranties, including warranties of merchantability, fitness for a particular purpose, non-infringement of intellectual property rights and sufficiency of assets.

8.            Further Assurances. Subject to the express limitations of the relevant provisions of the Distribution Agreement, each party hereto shall execute and deliver such additional instruments and other documents and use all commercially reasonable efforts to take or cause to be taken, all actions and to do, or cause to be done, all things necessary under law to consummate the transactions contemplated hereby.

9.            Successors and Assignees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assignees.

10.         Amendment to Territory. The Parties agree to modify the content of Section 1. Definitions pertaining the Territory as follows:

““Territory” means all the territories listed in the Schedule B of this Agreement”.

11.         Amendment to Existing Prices. Because of this Agreement, the Manufacturer agrees to modify the prices of the products. Therefore, the parties agree to modify the content of Schedule “A” as follows:

“A) PRODUCTS AND PRICES:

An ongoing Transfer Price in the following Mexican Pesos amounts per unit, plus VAT (Value Added Tax or “Impuesto al Valor Agregado”), for all sales in the Territory shall be specified in Schedule A hereto.”

12.         Amendment to payment terms. The Parties agree to modify the Method of Payment from sixty (60) days to fifteen (15) days after Product delivery as follows:

“4.3 Method of Payment. The Transfer Price will be paid to Manufacturer within fifteen (15) calendar days after Product delivery date, provided that Manufacturer shall deliver an invoice compliant with applicable law.”

13.         Elimination of section 3.7 paragraph (b). The Parties agree to eliminate the obligation of More Pharma to transfer registrations or governmental approvals to Manufacturer at the end of the Distribution Agreement, provided that Assignor does not exercise its rights under the Amendment Agreement to the Acquisition Option. Moreover, the Parties as well agree to cancel the First AO POA. The Parties agree that More Pharma shall grant the Second AO POA. Therefore, the Parties agree to modify the content of Section 3.7 paragraph (b) as follows:

“3.7 Intentionally left in blank”.

Exhibit 8-60

14.         Amendment to section 7.1. The Parties agree to modify the Term of the Agreement as follows:

“7.1. Term. The term of this Agreement shall be of two (2) years from the signing date of this Agreement, in the understanding that Assignee shall be entitled to early terminate this Agreement, at its sole discretion, by giving a 90 (ninety) day period notice prior to such termination, provided that any obligation from the parties assumed prior to such termination shall remain valid until its full completion, in particular, firm purchaser orders and quantities of Products order under a valid rolling forecast”.

15.         Amendment to section 9.10. The Parties agree to amend Section 9.10 of the Distribution Agreement, so that as of the date hereof, Section 9.01 shall read as follows:

“9.10. Dispute Resolution and Applicable Law. This Agreement is subject and governed by the laws of Mexico City. In case of controversy, dispute or claim of any kind in connection with this Agreement, the Parties submit explicitly to the jurisdiction of the competent courts of Mexico City and waive explicitly the jurisdiction by reason of their present of future domiciles or for any other reason that may correspond to the current or future circumstances”.

16.         Amendment to section 3.2. The Parties agree to substitute second paragraph of Section 3.3, with the following paragraph, which shall read as follows:

“Manufacturer shall deliver the Products supplied hereunder at the domicile located at Industria Vidriera 81, Fracc. Industrial Zapopan Norte, Zapopan, Jalisco. C.P. 45130.”

17.         Amendment to Minimum Purchase Requirements obligations. The Parties hereto agree to eliminate the definition “Minimum Purchase Requirements” from the Distribution Agreement, including any and all obligations from the Parties related to said definition in the Distribution Agreement.

18.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

19.         Modification and Waivers. This Agreement may be modified or amended only by written agreement of all of the Parties hereto. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

20.         Governing Law. This Agreement shall be governed and construed in accordance Section 9.10 of the Distribution Agreement.

21.         Conflicts. Except for the amendments stipulated hereunder in the event of a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, the provisions of the Distribution Agreement shall govern.

ASSIGNOR: OCULUS INNOVATIVE SCIENCES, INC. By: /s/ Jim Schutz Name: Jim Schutz	ASSIGNEE: INVEKRA, S.A.P.I. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar
MANUFACTURER: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. By: /s/ Everardo Garibay Ramírez Name: Everardo Garibay Ramírez	MORE PHARMA: MORE PHARMA CORPORATION, S. DE R.L. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar

Exhibit 8-61

schedule A TO THE LATAM ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT DATED OCTOBER 27, 2016, ENTERED INTO BY AND BETWEEN oculus innovative sciences, inc., oculus technologies of mexico, S.A. de C.V., INVEKRA, S.A.P.I. DE C.V. AND MORE PHARMA CORPORATION, S. DE R.L. DE C.V.

A)   PRODUCTS AND PRICES

OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. PRICE LIST OCTOBER 2016
Product//Presentation	Direct Cost	Manufacture Expenses	Rolling Services	Price
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[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†
[_]†	$ [_]†	$ [_]†	$ [_]†	$ [_]†

/s/ Everardo Garibay Ramírez

Mr. Everardo Garibay Ramírez

Legal Representative

ASSIGNOR: OCULUS INNOVATIVE SCIENCES, INC. By: /s/ Jim Schutz Name: Jim Schutz	ASSIGNEE: INVEKRA, S.A.P.I. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar
MANUFACTURER: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. By: /s/ Everardo Garibay Ramírez Name: Everardo Garibay Ramírez	MORE PHARMA: MORE PHARMA CORPORATION, S. DE R.L. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar

_________________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 8-62

schedule b TO THE LATAM ASSIGNMENT AND AMENDMENT TO THE SUPPLY AGREEMENT DATED OCTOBER 27, 2016, ENTERED INTO BY AND BETWEEN oculus innovative sciences, inc., oculus technologies of mexico, S.A. de C.V., INVEKRA, S.A.P.I. DE C.V. AND MORE PHARMA CORPORATION, S. DE R.L. DE C.V.

TERRITORIES

Antigua & Barbuda	Guadalupe
Argentina	Guatemala
Aruba & Curacao	Haiti
Bahamas	Honduras
Barbados	Jamaica
Belize	Martinique
Bolivia	Mexico
Bonaire	Nicaragua
Brazil (excluding Dermatological Products)	Panama
British Guyana	Paraguay
British Islands	Peru
Cayman Islands	San Cristobal & Nieves
Chile	St. Bartolome
Colombia	Sta. Lucía
Costa Rica	St. Vincent & Grenades
Cuba	Surinam
Dominica	Trinidad & Tobago
Dominican Republic	Turks & Caicos Islands
Ecuador	Uruguay
El Salvador	Venezuela
French Guyana	Virgin Islands
Grenada

ASSIGNOR: OCULUS INNOVATIVE SCIENCES, INC. By: /s/ Jim Schutz Name: Jim Schutz	ASSIGNEE: INVEKRA, S.A.P.I. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar
MANUFACTURER: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. By: /s/ Everardo Garibay Ramírez Name: Everardo Garibay Ramírez	MORE PHARMA: MORE PHARMA CORPORATION, S. DE R.L. DE C.V. By: /s/ Ricardo Guillermo Amtmann Aguilar Name: Ricardo Guillermo Amtmann Aguilar

Exhibit 8-63

EXHIBIT 9 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

GOVERNMENTAL AUTHORIZATIONS

64

EXHIBIT 10 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

PATENT LICENSE AGREEMENT

THIS PATENT LICENSE AGREEMENT (“Agreement”) is made as of this 27th day of October, 2016 (the “Effective Date”) by and between Invekra, S.A.P.I de C.V., a Mexican sociedad anónima promotora de inversion de capital variable (“Licensor”), and Oculus Innovative Sciences, Inc., a Delaware corporation and Oculus Technologies of Mexico, S.A. de C.V., a Mexican mercantile company (collectively “Licensee”). Licensor and Licensee may each be referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, pursuant to that certain Asset Purchase Agreement by and between Licensee and Licensor dated as of October 27th, 2016 (the “Asset Purchase Agreement”), Licensee agreed to sell the Licensed Patents to Licensor, and Licensor agreed to license the Licensor the Licensed Patents;

WHEREAS, Licensor is willing to grant, and Licensee is willing to receive, a license to use the Licensed Patents pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, the Parties acknowledge and agree that good and valuable consideration has been exchanged for the licenses granted under this Agreement including the consideration set forth in the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below.

1.1            “Affiliate” means with respect to any person or entity (i) any other person or corporation directly or indirectly controlling, controlled by, or under common control with a Party to this Agreement or (ii) any partnership, joint venture, or other entity directly or indirectly controlled by, controlling, or under common control with, a Party to this Agreement, but in each case only for so long as such ownership or control shall continue. For purposes of this definition, the term “control” as applied to any person or entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management of that person or entity, whether through ownership of voting securities or otherwise.

1.2            “Agreement” has the meaning set forth in the preamble of this Agreement.

1.3            “Assumption Right” has the meaning set forth in Section 3.1(c).

1.4        “Confidential Information” means any and all information that is disclosed on or after the Effective Date whether orally or in written, electronic or other tangible form by a Party or any of its Affiliates (the “Disclosing Party”) to the other Party or any of its Affiliates (the “Receiving Party”) that relates to the such disclosing Party and/or the Licensed Patents.

1.5         “Dermatological Products” means a topical prescription, over the counter products, or any other product or any treatment of the skin utilizing the Technology. For avoidance of doubt, Dermatological Products includes, but is not limited to, the Products listed in Exhibit 1 of the Asset Purchase Agreement.

1.6         “Expression of Interest” has the meaning set forth in Section 3.1(d).

Exhibit 10-65

1.7       “Governmental Body” means any Federal, state, provincial, local, municipal or foreign government or any court, administrative, arbitral or regulatory agency or commission or other governmental authority, agency or instrumentality.

1.8       “IMPI” has the meaning set forth in Section 3.1(b).

1.9       “INPI” has the meaning set forth in Section 3.1(b).

1.10       “Licensed Patents” means the issued patents and pending patent applications (and patents that issue therefrom) in the Territory set forth in Exhibit 5 of the Asset Purchase Agreement, including all reissues, reexaminations, divisions, continuations, and continuations-in-part.

1.11       “Licensee Lender” has the meaning set forth in Section 6.6.

1.12        “Permitted Sublicensee” has the meaning set forth in Section 2.2.

1.13       “Person” means any individual, corporation, partnership, limited liability company, trust, association, organization or other entity or Governmental Body.

1.14       “Proceeding” means any action, arbitration, claim, complaint, written notice of regulatory violation, hearing, investigation, litigation or suit commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

1.15        “Products” means the products listed in Exhibit 1 of the Asset Purchase Agreement.

1.16       “Right of First Negotiation” has the meaning set forth in Section 3.1(d).

1.17       “Second Control Right” has the meaning set forth in Section 3.2(b).

1.18       “Territory” means Mexico and Brazil.

1.19       “Third Party” means a Person who or which is neither a Party nor an Affiliate of a Party.

ARTICLE 2

LICENSES

2.1        License Grants.

(a)         During the Term of this Agreement, and pursuant to the terms and conditions contained herein, Licensor hereby grants to Licensee and its Affiliates, and Licensee and its Affiliates hereby accept, (i) a fully-paid, royalty-free, non-exclusive license under the Licensed Patents to make and have made Products in Mexico for the exclusive purpose of exporting the Products to Brazil and outside of the Territory, and (ii) a fully-paid, royalty-free, sublicensable (subject to Section 2.2) exclusive (including as to Licensor) license under the Licensed Patents to make and have made (solely by Licensee and its Affiliates), and use, sell, market, distribute, offer for sale and import (by Licensee and its Affiliates or a Third Party on behalf of Licensee and its Affiliates), Dermatological Products in Brazil.

(b)         Except as expressly granted in this Agreement, no right or license under the Licensed Patents is granted or implied to Licensee. Except for the rights specifically granted in this Agreement, Licensor expressly reserves all rights controlled by it or its Affiliates in and to the Licensed Patents, and Licensor reserves all rights to utilize or allow Third Parties to utilize the Licensed Patents in any manner not inconsistent with the terms of this Agreement. Licensee further acknowledges that nothing in this Agreement confers upon Licensee any right of ownership in or to the Licensed Patents.

Exhibit 10-66

2.2        Sublicensing by Licensee. Subject to the terms and conditions of this Agreement, Licensee shall have the right to sublicense its rights under Section 2.1(a) subject to the prior written consent of Licensor, such consent not to be unreasonably withheld or delayed, to any Third Party.

ARTICLE 3

PROSECUTION, MAINTENANCE, ENFORCEMENT AND INFRINGEMENT

3.1            Prosecution and Maintenance. With respect to the Licensed Patents:

(a)             Licensor has the right, but not the obligation, to control the filing, prosecution and maintenance of those patent applications and patents within the Licensed Patents in the Territory, including control of patent interference, reexamination, reissue, opposition, revocation and other similar Proceedings using counsel selected by Licensor, at Licensor’s expense.

(b)             Licensor shall, in a timely fashion, provide Licensee with copies of all written correspondence with the Instituto Mexicano de la Propiedad Industrial (Mexico) (“IMPI”) and Instituto Nacional de Propriedade Industrial (Brazil) (“INPI”) pertaining to the filing, prosecution and maintenance of the Licensed Patents in the Territory. For any ongoing prosecution of a patent application within the Licensed Patents in the Territory, Licensor shall provide Licensee with a timely and adequate opportunity to review and provide written comments on such matters (typically at least seven business days) which shall be reasonably taken into account by Licensor, or the outside counsel prosecuting such patent rights; provided, however, that Licensor shall have the final decision with regard to any such matter. With respect to any written communication either received by Licensor from the IMPI or INPI or submitted by Licensor to the IMPI or INPI concerning any Licensed Patent in the Territory, Licensor shall forward a copy of such material written communication to Licensee within seven business days.

(c)             In the event Licensor intends to abandon a Licensed Patent in the Territory, Licensor shall give written notice via e-mail of such intention to Licensee in sufficient time for Licensee to assume prosecution and maintenance thereof and Licensee shall have the right (the “Assumption Right”), exercisable by delivering written notice to Licensor within twenty one (21) days after Licensee receives such written notice from Licensor of Licensor’s intention, to assume prosecution and maintenance thereof in the Territory, at Licensee’s expense.

(d)             In the event that Licensor has the intent to assign a Licensed Patent to any Third Party, Licensor shall provide written notice to Licensee prior to assigning to any Third Party such Licensed Patent, of Licensee’s right to negotiate an agreement for the purchase of such Licensed Patent (“Right of First Negotiation”); provided, however, it is understood and agreed that the Right of First Negotiation shall not be available to Licensee in the event the assignment of the Licensed Patent is a part of or in the context of a broader sale or merger transaction that involves a number of other assets and/or rights or is otherwise part of a global sale or assignment of the patent estate to which such Licensed Patent is part; and provided, further that any such assignment shall be made subject to the rights granted in this Agreement and the Person to which any such Licensed Patent is assigned shall confirm in writing to Licensee that it agrees to be bound by all of the applicable terms and conditions contained in this Agreement. Licensee’s Right of First Negotiation shall be limited to the right to purchase such Licensed Patent pursuant to a purchase price and other terms and conditions agreed by the Parties. Licensee shall notify Licensor within ten (10) business days of receiving notice of its Right of First Negotiation, of its decision to exercise such right by providing Licensor with a binding offer , which shall include the proposed purchase price for such Licensed Patent (the “Binding Offer”). If, after ten (10) days after Licensee’s receipt of notice of its Right of First Negotiation for a particular Licensed Patent, Licensee has not yet delivered Licensor a Binding Offer for such Licensed Patent, Licensee shall have waived this Right of First Negotiation with respect to such Licensed Patent, and Licensor shall be free to offer such Licensed Patent to a Third Party; provided, that Licensor has complied with its obligations under this Section 3.1(d) and Licensor shall provide to Licensee all material information regarding such Licensed Patent that Licensor provides to any Third Party; and provided, further that any assignment to any such Third Party shall be made subject to the rights granted in this Agreement and such Third Party to which any such Licensed Patent is assigned shall confirm in writing to Licensee that it agrees to be bound by all of the applicable terms and conditions contained in this Agreement. In the event that Licensee delivers a Binding Offer with regard to a particular Licensed Patent, the Parties shall negotiate in good faith for a maximum period of thirty (30) days to reach agreement on the terms of a mutually acceptable agreement providing for the purchase of such Licensed Patent. If the Parties, despite conducting good faith negotiations, do not finalize and execute a mutually acceptable binding agreement providing for the purchase of for such Licensed Patent within thirty (30) days after the date of Licensor’s receipt of Licensee’s Binding Offer, Licensee’s Right of First Negotiation shall terminate with respect to such Licensed Patent and Licensor shall be free to enter into an agreement with a Third Party with respect to the sale of such Licensed Patent; provided, that Licensor has complied with its obligations under this Section 3.1(d); and provided, further that any assignment to any such Third Party shall be made subject to the rights granted in this Agreement and such Third Party to which any such Licensed Patent is assigned shall confirm in writing to Licensee that it agrees to be bound by all of the applicable terms and conditions contained in this Agreement.

Exhibit 10-67

3.2            Enforcement. With respect to the Licensed Patents:

(a)             In the event that either Licensor or Licensee becomes aware of any infringement or threatened infringement of any Licensed Patents in the Territory by a Third Party (each, an “Infringement”), such Party will notify the other Party in writing within three business days to that effect (each, an “Infringement Notice”). Any Infringement Notice shall include evidence to support an allegation of infringement by such Third Party.

(b)             Licensor has the first right (but not the obligation), at its own expense, to bring and control a suit (or take other appropriate legal action) in the Territory with respect to the Infringement of any Licensed Patent covering the Product or any Other Product covered by the claims of a Licensed Patent or to defend any declaratory judgment action with respect thereto. In the event that Licensor does not exercise such first right and institute an action or Proceeding to abate such Infringement within ninety (90) days from any Infringement Notice, Licensee, subject to Section 3.3, shall have the right and option (the “Second Control Right”), exercisable by delivering written notice to Licensor within thirty (30) days after the earlier of (i) the date on which Licensor notifies Licensee in writing that Licensor is not exercising such first right and (ii) the expiration of such ninety (90)-day period, to do so at its expense for an infringement or declaratory judgment action as it relates to the Product; provided that Licensor shall have the right to comment on and approve any material actions or decisions to be made or undertaken by Licensee in connection with such suit or action.

(c)             If a Party (the “Controlling Party”) brings an action or Proceeding with respect to an Infringement in accordance with Section 3.2(b) or 3.2(c), or defends against a declaratory judgment action with respect to an asserted Infringement (each, an “Infringement Action”), then the other Party (the “Cooperating Party”) shall cooperate as reasonably requested, at such Controlling Party’s expense, in the pursuit of such Infringement Action, including if necessary by joining as a party to any such Infringement Action for which it is a necessary or indispensable party or taking such other actions as are necessary for standing or for the Controlling Party to otherwise maintain or pursue the Infringement Action, at the expense of the Controlling Party. The Controlling Party for an Infringement Action shall: (a) have the right to use counsel of its choice in such Infringement Action, provided that the Cooperating Party shall have the right, even if not required to be joined, to participate in such Infringement Action with its own counsel, at its own expense; and (b) keep the Cooperating Party reasonably informed with respect to the progress or disposition of such Infringement Action. For the avoidance of doubt, if Licensor brings an Infringement Action or is involved in a declaratory judgment action against a Third Party that does not relate to the Products or Dermatological Products, Licensee shall have no rights to join in or to approve any actions or decisions made by Licensor in those matters but shall have the right to comment on matters relating to the validity of the Licensed Patent.

(d)             The Controlling Party shall bear the costs and expenses of any such Infringement Action. Any damages or other monetary awards recovered from the settlement of or judgment from such Infringement Action shall be retained by the Controlling Party.

(e)             In the event that a Controlling Party brings an Infringement Action pursuant to Section 3.2(b), the Controlling Party may enter into a settlement only after obtaining prior written consent of the Cooperating Party.

Exhibit 10-68

3.3            Defense. In the event of the institution of any suit, claim, challenge, opposition, reexamination, post grant review, nullity action or interference by a Third Party against Licensor or Licensee related to the Licensed Patents, the Party being sued or that receives notice of such event, as applicable, shall promptly notify the other Party in writing within two (2) business days after receipt of such notice. Where a claim is made by a Third Party, Licensor shall determine the appropriate course of action for such Licensed Patent and Licensee shall provide reasonable assistance to Licensor and reasonably cooperate in any such litigation at Licensor’s request.

ARTICLE 4

TERM

4.1       Term. This Agreement shall be effective commencing on the Effective Date and shall continue, subject to Sections 4.2 and 4.3, until the date that is the later of (1) expiration or invalidation of the last remaining Licensed Patent in Mexico covering Products or (2) expiration of the last remaining Licensed Patent in Brazil covering Dermatological Products.

4.2       Termination for Breach. In the event of a material breach by Licensee of any of its obligations under this Agreement or the Asset Purchase Agreement (including ancillary agreements thereto), Licensor shall provide written notice to Licensee of such material breach that includes the specific action (or lack of action) and the specific provision(s) of the agreements that have allegedly been breached. Licensee shall have a reasonable opportunity to cure such material breach during a period of time no shorter than twenty one (21) days (“Cure Period”). Following such Cure Period, Licensor shall provide written notice of the termination of this Agreement.

4.3       Termination for Insolvency. This Agreement may be terminated by written notice by either Party upon the declaration by a court of competent jurisdiction that the other Party is bankrupt and, pursuant to the U.S. Bankruptcy Code or equivalent in Mexico, such other Party’s assets are to be liquidated; upon the filing or institution of bankruptcy, liquidation or receivership proceedings; or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; or in the event a receiver or custodian is appointed for such Party’s business; provided, however, that in the case of any involuntary proceeding, such right to terminate shall only become effective if the proceeding is not dismissed within 60 (sixty) days after the filing thereof.

Exhibit 10-69

4.4       Consequences of Termination. Upon termination of this Agreement, Licensee shall promptly cease the use and exploitation of issued patents that are Licensed Patents. For any unsold Products manufactured pursuant issued patents that are Licensed Patents, the parties shall negotiate the disposition of such products at Licensee’s expense.

ARTICLE 5

REPRESENTATIONS & WARRANTIES

5.1       Disclaimer or Representations. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND IN THIS AGREEMENT, EXPRESS OR IMPLIED, INCLUDING WITH RESPECT TO THE LICENSED PATENTS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ANY WARRANTIES OF VALIDITY, ENFORCEABILITY AND/OR NONINFRINGEMENT.

Exhibit 10-70

ARTICLE 6

GENERAL PROVISIONS

6.1            Confidentiality.

(a)             Maintenance of Confidentiality; Nonuse Obligations. The Confidential Information shall be kept confidential by Receiving Party and, except as otherwise permitted herein, shall not be disclosed by the Receiving Party to any Third Party without first obtaining the Disclosing Party’s prior written consent to such disclosure. The Receiving Party shall protect the Confidential Information in the same manner it protects its own confidential information of a similar nature, which shall be at least a reasonable standard of care. The Receiving Party may disclose the Confidential Information only to the Receiving Party’s officers, employees and consultants and to those officers, employees and consultants of its Affiliates, as well to the Receiving Party’s agents, financial advisors, financing sources, and legal advisors (“Representatives”) on a need-to-know basis, provided that the Receiving Party will ensure that its Representatives are obligated (whether in a written agreement or otherwise) to use and maintain the Confidential Information in a manner that is sufficient to enable the Receiving Party to comply with all the provisions of this Agreement with respect to the Confidential Information. The Receiving Party shall be liable for any damage caused by or resulting from any unauthorized disclosure or use of the Confidential Information by the Receiving Party's Representatives.

(b)                  Excluded Information. Confidential Information does not include any information which: (i) at the time of disclosure is in the public domain; (ii) after disclosure becomes part of the public domain, except through breach of this Agreement by the Receiving Party; (iii) the Receiving Party can demonstrate by reasonable proof was in the Receiving Party’s or any of its Affiliates’ possession prior to the time of disclosure by the Disclosing Party, and was not acquired directly or indirectly from the Disclosing Party; (iv) the Receiving Party can demonstrate by reasonable proof was developed by or on behalf of the Receiving Party or its Affiliates independent of and without reference to the Confidential Information; or (v) becomes available to the Receiving Party or its Affiliates from a third party who did not acquire such information directly or indirectly from the Disclosing Party and who is not otherwise prohibited from disclosing such information.

(c)                   Term of Confidentiality. The obligations of confidentiality shall continue during the term of this Agreement and shall expire five (5) years after the expiration or termination of this Agreement.

(d)                  Return of Confidential Information. Upon the request of the Disclosing Party or upon the expiration or termination of this Agreement, and in the absence of any further written agreement between the Parties, the Receiving Party shall cease all use of the Confidential Information and shall, upon written request, promptly return, destroy or delete all of the Confidential Information which is in tangible form, and shall certify in writing to the Disclosing Party that it has done so, except that the Receiving Party shall be permitted to retain one (1) copy of the Confidential Information so that any continuing obligations may be determined.

(e)                   No Publicity. Except as may otherwise be permitted in a separate written agreement between the Parties, neither Party shall directly or indirectly cause or permit (i) the oral or written release of any public statement referring to the existence or terms of this Agreement, or (ii) any use of the other Party's name, trade name, logo or trademarks, without the other Party's prior written consent.

6.2            Notices. All notices and other communications provided for hereunder shall be in writing and shall be delivered pursuant to the applicable provisions of the Asset Purchase Agreement.

Exhibit 10-71

6.3            Further Assurances. The Parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as any other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

6.4            Waiver. The rights and remedies of the Parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law: (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by a Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on a Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

6.5            Entire Agreement and Modification. Except for the Asset Purchase Agreement, this Agreement supersedes all prior agreements between the Parties with respect to the subject matter expressly set forth herein and constitutes a complete and exclusive statement of the terms of the agreement between the Parties with respect thereto. This Agreement may not be amended or modified except by a written agreement duly executed by each of the Parties hereto. Emails, including emails that bear an electronic “signature block” identifying sender, do not constitute a signed instrument for the purposes of this Agreement.

6.6            Assignments, Successors and No Third-Party Rights.

(a)             Licensee may not assign this Agreement or any of its rights or obligations under this Agreement without the prior consent of Licensor, such consent not to be unreasonably withheld or delayed

(b)             Licensor may not assign this Agreement or any of its rights or obligations under this Agreement without the prior consent of Licensee, such consent not to be unreasonably withheld or delayed

(c)             Subject to this Section 6.6, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the Parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the Parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties to this Agreement, their successors and permitted assigns.

6.7            Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Exhibit 10-72

6.8            Section Headings; Construction; Conflicts. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All bare references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. The word “or” is not exclusive. All references to “hereof,” “hereto” and “hereunder” shall refer to this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. All currency amounts referred to in this Agreement are in United States Dollars unless otherwise specified. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms. This Agreement was negotiated by the Parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party shall not apply to any construction or interpretation hereof. Each reference herein to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. Each reference herein to “written” or “in writing” includes in electronic form.

6.9            Governing Law. This Agreement will be governed by the laws of Mexico without regard to conflicts of laws principles.

6.10         Execution of Agreement; Counterparts. This Agreement and any amendment hereto may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

[Remainder of Page Intentionally Left Blank – Signature Page Follows]

Exhibit 10-73

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the Effective Date.

INVEKRA, S.A.P.I. DE C.V.	OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Ricardo Guillermo Amtmann Aguilar	By: /s/ Jim Schutz
Name: Ricardo Guillermo Amtmann Aguilar	Name: Jim Schutz
Title: Legal Representative	Title: Legal Representative

OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.

By: /s/ Everardo Garibay Ramírez
Name: Everardo Garibay Ramírez
Title: Legal Representative

Exhibit 10-74

EXHIBIT 11 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

PATENT ASSIGNMENT AGREEMENT BRAZIL

ASSIGNMENT

OCULUS INNOVATIVE SCIENCES, INC. a corporation organized and existing under the laws of the United States of America (USA), domiciled at 1129 N. MCDOWELL BLVD PETALUMA, CALIFORNIA, 94954, USA (hereinafter referred to as the “Assignor”), is the owner of the following Brazilian Patents and/or Patents Applications:

PI 0609711-1

PI-0609429-5

PI0610901-2

PI07006676-7

PI0706677-5

PI0706671-6

PI0808856-0

PI1011886-1

BR1120120068911

Hereby assigns, sells and transfers, without any limitation whatsoever, to INVEKRA, S.A.P.I. DE C.V., a corporation organized and existing under the laws of Mexico, domiciled at Blvd. Adolfo López Mateos No. 314, 3-A, Colonia Tlacopac, C.P. 01049, Mexico City, Mexico (hereinafter referred to as the “Assignee”) the above mentioned Patents and Applications, as well as all the rights and privileges related and corresponding thereto and goodwill associated therewith, with no exception whatsoever, including all that in fact and in law corresponds to it, to the Assignee, the Assignee being therefore entitled to consider itself from this day forward the sole and exclusive owner of said Patents and/or Applications of the corresponding registrations mentioned before, to use the same as its own property or to otherwise dispose of same as best suits its own interests, and no ulterior claim on the part of the Assignor will be considered at any time and in any event.

By these presents, the Assignee accepts the assignment of said corresponding registrations.

Both parties have agreed to produce and execute this agreement for the sole purpose of recording it at the INPI – Instituto Nacional da Propriedade Industrial.

In this version of the agreement, no provisions and confidential clauses dealing with compensation, nor clauses or provisions that are unrelated to the assignment of the Rights have been included, being this version only for recordation purposes.

Given and signed by the Assignor and the Assignee, on the 27th day of October 2016.

CESION

OCULUS INNOVATIVE SCIENCES, INC. una sociedad organizada y existente bajo las leyes de los Estados Unidos de América (EUA), con domicilio en 1129 N. MCDOWELL BLVD PETALUMA, CALIFORNIA, 94954, EUA (en lo sucesivo referida como la “Cedente”, es la propietaria de las siguientes Patentes y/o solicitudes de Patentes brasileñas:

PI 0609711-1

PI-0609429-5

PI0610901-2

PI07006676-7

PI0706677-5

PI0706671-6

PI0808856-0

PI1011886-1

BR1120120068911

Por medio del presente documento cede, vende y traspasa, sin limitación o reserva alguna, a favor de INVEKRA, S.A.P.I. DE C.V., una sociedad constituida y existente bajo las leyes de México, con domicilio en Blvd. Adolfo López Mateos No. 314, 3-A, Colonia Tlacopac, C.P. 01049, en la Ciudad de México, México (en lo sucesivo referida como la “Cesionaria”), las Patentes concedidas y solicitudes arriba mencionados, así como todos los derechos, prerrogativas y crédito mercantil que se refieran y que correspondan a los mismos, sin excepción alguna, incluyendo todo por cuanto de hecho y por derecho les corresponda, pudiendo por consiguiente la Cesionaria de hoy en adelante considerarse única dueña de dichas Patentes y solicitudes, a usar las mismas como cosa propia o bien disponer de ellas como mejor conviniere a sus intereses sin que haya reclamo ulterior alguno al respecto por parte de la Cedente en ningún caso y en ningún tiempo.

Por el presente acto la Cesionaria acepta la cesión de derechos correspondientes a dicho registro.

Ambas partes han acordado generar y firmar este contrato para el único propósito de su inscripción en el INPI – Instituto Nacional da Propriedade Industrial.

En esta versión del contrato no han sido incluidas disposiciones y cláusulas confidenciales relacionadas con contraprestaciones, ni cláusulas o disposiciones que no tengan relación con la cesión de los Derechos, siendo esta versión solo para propósitos de inscripción.

Firmado por el Cedente y la Cesionaria a los 27 días del mes de octubre de 2016.

OCULUS INNOVATIVE SCIENCES, INC.	INVEKRA, S.A.P.I. DE C.V.

Signature/Firma: /s/ Jim Schutz	Signature/ Firma: /s/ Ricardo Guillermo Amtmann Aguilar
Name/Nombre: Jim Schutz	Name / Nombre: Ricardo Guillermo Amtmann Aguilar
Title/Cargo: Legal Representative/Representante legal	Title / Cargo: Legal Representative/Representante Legal

Exhibit 11-75

PATENT ASSIGNMENT AGREEMENT MEXICO

ASSIGNMENT

OCULUS INNOVATIVE SCIENCES, INC. a corporation organized and existing under the laws of the United States of America (USA), domiciled at 1129 N. MCDOWELL BLVD PETALUMA, CALIFORNIA, 94954, USA, (hereinafter referred to as the “Assignor”), is the owner of the following Mexican Patents:

CESION

OCULUS INNOVATIVE SCIENCES, INC. una sociedad organizada y existente bajo las leyes de los Estados Unidos de América (EUA), con domicilio en 1129 N. MCDOWELL BLVD PETALUMA, CALIFORNIA, 94954, EUA, (en lo sucesivo referida como la “Cedente”, es la propietaria de las siguientes Patentes mexicanas:

Application No.	Patent No.	No. Solicitud	No. Patente
PA/a/2003/007923 (abandoned)	232,159	PA/a/2003/007923 (abandonado)	232,159
PA/a/2005/009960	319,100	PA/a/2005/009960	319,100
MX/a/2007/011706	304,152	MX/a/2007/011706	304,152
MX/a/2007/011709	304,153	MX/a/2007/011709	304,153
MX/a/2007/013774	317,267	MX/a/2007/013774	317,267
MX/a/2008/009234	312,635	MX/a/2008/009234	312,635
MX/a/2008/009235	309,802	MX/a/2008/009235	309,802
MX/a/2008/009302	310,536	MX/a/2008/009302	310,536
MX/a/2009/009760	334,020	MX/a/2009/009760	334,020
MX/a/2011/013296	338,764	MX/a/2011/013296	338,764
MX/a/2011/013682		MX/a/2011/013682
MX/a/2012/001415	335,624	MX/a/2012/001415	335,624
MX/a/2015/016057		MX/a/2015/016057
MX/a/2015/017069		MX/a/2015/017069

Hereby assigns, sells and transfers, without any limitation whatsoever, to INVEKRA, S.A.P.I. DE C.V., a corporation organized and existing under the laws of Mexico, domiciled at Blvd. Adolfo López Mateos No. 314, 3-A, Colonia Tlacopac, C.P. 01049, Mexico City, Mexico (hereinafter referred to as the “Assignee”) the above mentioned Patents and Applications, as well as all the rights and privileges related and corresponding thereto and goodwill associated therewith, with no exception whatsoever, including all that in fact and in law corresponds to it, to the Assignee, the Assignee being therefore entitled to consider itself from this day forward the sole and exclusive owner of said Patents and Applications of the corresponding registrations mentioned before, to use the same as its own property or to otherwise dispose of same as best suits its own interests, and no ulterior claim on the part of the Assignor will be considered at any time and in any event.

Por medio del presente documento cede, vende y traspasa, sin limitación o reserva alguna, a favor de INVEKRA, S.A.P.I. DE C.V., una sociedad constituida y existente bajo las leyes de México, con domicilio en Blvd. Adolfo López Mateos No. 314, 3-A, Colonia Tlacopac, C.P. 01049, en la Ciudad de México, México (en lo sucesivo referida como la “Cesionaria”), las Patentes concedidas y solicitudes arriba mencionados, así como todos los derechos, prerrogativas y crédito mercantil que se refieran y que correspondan a los mismos, sin excepción alguna, incluyendo todo por cuanto de hecho y por derecho les corresponda, pudiendo por consiguiente la Cesionaria de hoy en adelante considerarse única dueña de dichas Patentes y solicitudes, a usar las mismas como cosa propia o bien disponer de ellas como mejor conviniere a sus intereses sin que haya reclamo ulterior alguno al respecto por parte de la Cedente en ningún caso y en ningún tiempo.

Exhibit 11-76

By these presents, the Assignee accepts the assignment of said corresponding registrations.

Both parties have agreed to produce and execute this agreement for the sole purpose of recording it at the Mexican Institute of Industrial Property.

In this version of the agreement no provisions and confidential clauses dealing with compensation, nor clauses or provisions which are unrelated to the assignment of the Rights have been included in accordance with what is established in article 10 of the Regulations to the Mexican Law on Industrial Property, which allows to delete such provisions from the copies or versions that are used for recordation purposes.

Given and signed by the Assignor and the Assignee, on the 27th day of October 2016.

Por el presente acto la Cesionaria acepta la cesión de derechos correspondientes a dicho registro.

Anbas partes han acordado generar y firmar este contrato para el único propósito de su inscripción en el Instituto Mexicano de la Propiedad Industrial.

En esta versión del contrato no han sido incluidas disposiciones y cláusulas confidenciales relacionadas con contraprestaciones, ni cláusulas o disposiciones que no tengan relación con la cesión de los Derechos de acuerdo con lo establecido en el artículo 10 del Reglamento de la ley mexicana de la Propiedad Industrial, el cual permite omitir dichas disposiciones de las copias o versiones que son usadas para propósitos de inscripción.

Firmado por el Cedente y la Cesionaria a los 27 días del mes de octubre de 2016.

OCULUS INNOVATIVE SCIENCES, INC.	INVEKRA, S.A.P.I. DE C.V.

Signature/Firma: /s/ Jim Schutz	Signature/ Firma: /s/ Ricardo Guillermo Amtmann Aguilar
Name/Nombre: Jim Schutz	Name / Nombre: Ricardo Guillermo Amtmann Aguilar
Title/Cargo: Legal Representative/Representante legal	Title / Cargo: Legal Representative/Representante Legal

Exhibit 11-77

EXHIBIT 12 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

TRADEMARK ASSIGNMENT AGREEMENT

ASSIGNMENT

OCULUS INNOVATIVE SCIENCES, INC. a corporation organized and existing under the laws of the United States of America (USA), domiciled at 1129 N. MCDOWELL BLVD PETALUMA, CALIFORNIA, 94954, USA, (hereinafter referred to as the “Assignor”), is the owner of the following Mexican Trademark Registrations:

Registration       Trademark       Class

850954             CIDALCYN            5

Which covers: disinfectants

Registration       Trademark       Class

914831            DENTRICYN            5

Which covers: ORAL TISSUE FOR HUMAN STERILISED and antiseptics [SURGICAL IMPLANTS FOR LIVING TISSUE].

Registration       Trademark       Class

1420409             PEDIACYN           5

Which covers: PHARMACEUTICAL PRODUCTS AND SUBSTANCES; DERMATOLOGICAL HIDROGEL FOR USE IN THE TREATMENT AND CARE OF SCARS (DERMATOLOGICAL PREPARATIONS FOR MEDICAL USE, BODY CARE AND BEAUTY).

Registration       Trademark       Class

1550227          MUCOCLYNS         5

Which covers: MEDICAL SUBSTANCES AND PREPARATIONS, medical and pharmaceutical; SOLUTIONS FOR medical and pharmaceutical use; IRRIGATION SOLUTION FOR USE IN MEDICAL EMERGENCIES IN THE ENTIRE FACE, INCLUDING eyes, ears, nose, mouth and mucous membranes.

Hereby assigns, sells and transfers, without any limitation whatsoever, to INVEKRA, S.A.P.I. DE C.V., a corporation organized and existing under the laws of Mexico, domiciled at Blvd. Adolfo López Mateos No. 314, 3-A, Colonia Tlacopac, C.P. 01049, Mexico City, Mexico (hereinafter referred to as the “Assignee”) the above mentioned registrations, as well as all the rights and privileges related and corresponding thereto and goodwill associated therewith, with no exception whatsoever, including all that in fact and in law corresponds to it, to the Assignee, the Assignee being therefore entitled to consider itself from this day forward the sole and exclusive owner of said trademarks of the corresponding registrations mentioned before, to use the same as its own property or to otherwise dispose of same as best suits its own interests, and no ulterior claim on the part of the Assignor will be considered at any time and in any event.

CESION

OCULUS INNOVATIVE SCIENCES, INC. una sociedad organizada y existente bajo las leyes de los Estados Unidos de América (EUA), con domicilio en 1129 N. MCDOWELL BLVD PETALUMA, CALIFORNIA, 94954, EUA, (en lo sucesivo referida como la “Cedente”, es la propietaria de los siguientes Registros Mexicanos de Marca:

Registro          Marca           Clase

850954        CIDALCYN         5

Que protege: DESINFECTANTES.

Registro          Marca           Clase

914831        DENTRICYN        5

Que protege: TEJIDOS BUCALES ESTERILIZADOS Y ANTISEPTICOS PARA HUMANOS [TEJIDOS VIVOS PARA IMPLANTES QUIRURGICOS].

Registro          Marca           Clase

1420409       PEDIACYN         5

Que protege: PRODUCTOS Y SUBSTANCIAS FARMACEUTICAS; HIDROGEL DERMATOLOGICO PARA USO EN EL TRATAMIENTO Y CUIDADO DE LAS CICATRICES (PREPARACIONES DERMATOLOGICAS DE USO MEDICO PARA EL CUIDADO DEL CUERPO Y LA BELLEZA).

Registro          Marca           Clase

1550227       MUCOCLYNS    5

Que protege: SUSTANCIAS Y PREPARACIONES MEDICINALES, MEDICAS Y FARMACEUTICAS; SOLUCIONES PARA USO MEDICINAL, MEDICO Y FARMACEUTICO; SOLUCION DE IRRIGACION DESTINADA AL USO EN EMERGENCIAS MEDICAS PARA SU USO EN LA CARA COMPLETA, INCLUYENDO OJOS, OREJAS, NARIZ, BOCA Y MEMBRANAS MUCOSAS.

Por medio del presente documento cede, vende y traspasa, sin limitación o reserva alguna, a favor de INVEKRA, S.A.P.I. DE C.V., una sociedad constituida y existente bajo las leyes de México, con domicilio en Blvd. Adolfo López Mateos No. 314, 3-A, Colonia Tlacopac, C.P. 01049, en la Ciudad de México, México (en lo sucesivo referida como la “Cesionaria”), los registros arriba mencionados, así como todos los derechos, prerrogativas y crédito mercantil que se refieran y que correspondan a los mismos, sin excepción alguna, incluyendo todo por cuanto de hecho y por derecho les corresponda, pudiendo por consiguiente la Cesionaria de hoy en adelante considerarse única dueña de dichas marcas, a usar las mismas como cosa propia o bien disponer de ellas como mejor conviniere a sus intereses sin que haya reclamo ulterior alguno al respecto por parte de la Cedente en ningún caso y en ningún tiempo.

Exhibit 11-78

By these presents, the Assignee accepts the assignment of said corresponding registrations.

Both parties have agreed to produce and execute this agreement for the sole purpose of recording it at the Mexican Institute of Industrial Property.

In this version of the agreement no provisions and confidential clauses dealing with compensation, nor clauses or provisions which are unrelated to the assignment of the Trademarks have been included in accordance with what is established in article 10 of the Regulations to the Mexican Law on Industrial Property, which allows to delete such provisions from the copies or versions that are used for recordation purposes.

Given and signed by the Assignor and the Assignee, on the 27th day of October 2016.

Por el presente acto la Cesionaria acepta la cesión de derechos correspondientes a dicho registro.

Ambas partes han acordado generar y firmar este contrato para el único propósito de su inscripción en el Instituto Mexicano de la Propiedad Industrial.

En esta versión del contrato no han sido incluidas disposiciones y cláusulas confidenciales relacionadas con contraprestaciones, ni cláusulas o disposiciones que no tengan relación con la cesión de las Marcas de acuerdo con lo establecido en el artículo 10 del Reglamento de la ley mexicana de la Propiedad Industrial, el cual permite omitir dichas disposiciones de las copias o versiones que son usadas para propósitos de inscripción.

Firmado por el Cedente y la Cesionaria a los 27 días del mes de octubre de 2016.

OCULUS INNOVATIVE SCIENCES, INC.	INVEKRA, S.A.P.I. DE C.V.

Signature/Firma: /s/ Jim Schutz	Signature/ Firma: /s/ Ricardo Guillermo Amtmann Aguilar
Name/Nombre: Jim Schutz	Name / Nombre: Ricardo Guillermo Amtmann Aguilar
Title/Cargo: Legal Representative/Representante legal	Title / Cargo: Legal Representative/Representante Legal

Exhibit 11-79

EXHIBIT 13 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

ANNULMENT PROCEEDING

OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. STATUS REPORT OF CONTENTIOUS PROCEEDINGS.

1. ADMINISTRATIVE NULLITY PROCEDURE. AGAINST [_]† “[_]†” AND COUNTERCLAIM OF [_]† EXPIRATION. [_]† “[_]†”.

THIS PROCEEDINGS WHERE ACCUMULATED ON THE IMPI’s RESOLUTION DATED [_]†.

P.C. [_]†

CONTENTIOUS PROCEEDING CASE RECORD	P.C. [_]† P.C. [_]†
PLAINTIFF	[_]†
DEFENDANT	OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.
WHAT IS CLAIMED	[_]†

P.C. [_]†

PLAINTIFF	OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.
DEFENDANT	[_]†
WHAT IS CLAIMED	[_]†
COURT CASE RECORD AMPARO CASE RECORD AT SIXTEENTH COLLEGIATE COURT	[_]†

UPDATED STATUS:

•	[_]†
•	[_]†
†	Confidential material redacted and separately filed with the Commission

Exhibit 13-80

COMMERCIAL IMPACT: [_]†

Likewise, if [_]† initiates NEW nullity proceedings in accordance with article 151 section IV of the Law of Industrial Property (“L.P.I”) which textually established the following:

The trademark registration will be annulled when “it has been granted by mistake, inadvertence, or different appreciation, existing in force any other considered invalid, by being similar in degree of confusion and applied to the same or similar services or products.”

Such action has a maturity of 5 years, counted from the date on which it came into effect the publication of the registration on the Gazette. Therefore, such annulled action against the current registrations as of today is nearly to prescribe.

2. ADMINISTRATIVE-LAW VIOLATION [_]† . [_]† “[_] † VS TRADEMARK USE [_] † ”

CONTENTIOUS PROCEEDING CASE RECORD	P.C. [_]†
PLAINTIFF	[_]†
DEFENDANT	OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.
WHAT IS CLAIMED	[_]†
CURRENT STATUS	[_]†
COURT CASE RECORD AMPARO CASE RECORD SIXTEENTH COLLEGIATE COURT	[_]†

UPDATED STATUS:

•	[_]†
•	[_]†

[_]†

___________________

† Confidential material redacted and separately filed with the Commission.

Exhibit 13-81

EXHIBIT 14 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

CERTIFICATION OF BOARD OF DIRECTORS (SELLERS)

OCULUS INNOVATIVE SCIENCES, INC. (“Company”)

OFFICER’S CERTIFICATE

In connection with the Asset Purchase Agreement, dated as of 27th October, 2016 (the “Agreement”), between the Company and Oculus Technologies of México, S.A. de C.V. (the “Sellers”) and Invekra, S.A.P.I. de C.V. (“Buyer”), as amended, the undersigned, in his capacity as Secretary of the Company, DOES HEREBY CERTIFY that:

1.	The undersigned is a duly elected, qualified Secretary of the Company and, as such, the undersigned is authorized to execute and deliver this certificate on behalf of the Company.

2.	On October 27, 2016, the Board of Directors of the Company at a special meeting approved the Company’s entry into the Agreement, including the ancillary agreements. Such resolutions have not in any way been amended, modified, revoked or rescinded, and are in full force and effect.

3.	The representations and warranties of the Company contained in Sections 10.01 and 10.02 of the Agreement are true and correct as of the date hereof, and all other representations and warranties of the Company contained in Clause Tenth of the Agreement are true and correct in all material respects as of the date hereof (except for those representations and warranties that address matters as of a particular date, which need to be true in all material respects).

4.	The Company has performed and complied with, and has caused its applicable Affiliates to perform and comply with, in all material respects, their agreements and obligations contained in the Agreement required to be performed by them at or before the date hereof.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate on this 27th October 2016.

OCULUS INNOVATIVE SCIENCES, INC.

By: /s/ Robert E. Miller

Name: Robert E. Miller

Title: Secretary

Exhibit 14-82

EXHIBIT 15 TO THE ASSET PURCHASE AGREEMENT DATED OCTOBER 27TH, 2016, ENTERED INTO BY AND BETWEEN oculus innovative Sciences, inc., oculus technologies of mexico, S.A. de C.V. AND INVEKRA, S.A.P.I. DE C.V.

CERTIFICATION OF BOARD OF MANAGERS (BUYER)

INVEKRA, S.A.P.I. DE C.V. (“Company”)

OFFICER’S CERTIFICATE

In connection with the Asset Purchase Agreement, dated as of October 27th, 2016 (the “Asset Purchase Agreement”), between the Company (the “Buyer”) and Oculus Technologies of México, S.A. de C.V. and Oculus Innovative Sciences, Inc. (the “Sellers”), as amended, the undersigned, in his capacity as Secretary of the Company, DOES HEREBY CERTIFY that:

1.	The undersigned is a duly elected, qualified Secretary of the Company and, as such, the undersigned is authorized to execute and deliver this certificate on behalf of the Company.

2.	On October 18th, 2016, the Board of Directors of the Company held a meeting in which it was resolved to enter into the Asset Purchase Agreement and to close the transactions contemplated thereby. Such resolution has not in any way been amended, modified, revoked or rescinded, and are in full force and effect.

3.	The representations and warranties of the Company contained in Sections 10.01 and 10.03 of the Agreement are true and correct as of the date hereof, and all other representations and warranties of the Company contained in Clause Tenth of the Agreement are true and correct in all material respects as of the date hereof (except for those representations and warranties that address matters as of a particular date, which need to be true in all material respects).

4.	The Company has performed and complied with, and has caused its applicable Affiliates to perform and comply with, in all material respects, their agreements and obligations contained in the Asset Purchase Agreement required to be performed by them at or before the date hereof.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate on this October 27th, 2016.

INVEKRA, S.A.P.I. DE C.V.

By: /s/ Claudia Generosa Fernández Montes

Name: Claudia Generosa Fernández Montes

Title: Secretary

Exhibit 15-83